UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

AB MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.15

ANNUAL REPORT

AB MUNICIPAL INCOME FUND

+	AB CALIFORNIA PORTFOLIO
+	AB HIGH INCOME MUNICIPAL PORTFOLIO
+	AB NATIONAL PORTFOLIO
+	AB NEW YORK PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

July 8, 2015

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AB Municipal Income Fund (the “Fund”) for the annual reporting period ended May 31, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Municipal Income Fund to AB Municipal Income Fund. The Fund has four portfolios: AB California Portfolio, AB High Income Municipal Portfolio, AB National Portfolio and AB New York Portfolio (together, the “Portfolios”).*

Investment Objective and Policies

The investment objective of the California, National and New York Portfolios is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the California Portfolio, National Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Municipal Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its

*	The Fund’s Board of Directors recently approved a change to the Portfolios’ fiscal year ends from October 31 to May 31. The change was approved for tax planning and efficiency purposes.

AB MUNICIPAL INCOME FUND •	1

objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options, futures, forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 8-11 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six-, seven- and 12-month periods ended May 31, 2015.

AB California Portfolio – For both the six- and seven-month periods, all share classes underperformed the benchmark. For the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed. In the six-month period, security selection in the pre-refunded and power sectors detracted from returns compared to the benchmark, as did an underweight in health care. Security selection within the leasing, special tax and water sectors had a positive impact on performance. In the seven-month period, security selection within the pre-refunded and water sectors detracted from returns, as did an underweight in health care. Security selection in the leasing and local general obligation sectors contributed to returns. In the 12-month period, security selection within the transportation, leasing, special tax and local general obligation sectors contributed to performance. An underweight in the state general obligation sector also had a positive impact on returns. Security selection in the pre-refunded and water sectors detracted, as did an underweight in health care and overweight in the pre-refunded sector. The Portfolio utilized interest rate swaps for hedging purposes, which detracted from absolute performance for the six-, seven and 12-month periods.

AB High Income Municipal Portfolio – For the six-, seven- and 12-month periods, all share classes outperformed the benchmark. Across all three time periods, an overweight to higher yielding, more credit-sensitive holdings contributed positively to performance compared to the benchmark, as these holdings outperformed the general market. During the six- and seven-month periods, security selection within the health care, industrials, education, water and special tax sectors contributed to performance. Overweights in the health care and industrials sectors also had a positive impact on returns. In the 12-month period, security selection within the health care, education, special tax and water sectors contributed to performance. Overweights in the health care and

2	• AB MUNICIPAL INCOME FUND

industrials sectors also impacted returns positively, as did an underweight in the state general obligation sector. Security selection within the power sector detracted from performance in the 12-month period. The Portfolio utilized interest rate swaps for hedging purposes, that detracted from absolute performance for the six-, seven- and 12-month periods. Credit default swaps were used for investment purposes, which added to performance for the three periods. Purchased options were used for hedging purposes, which had no material impact on performance for the six- or seven-month periods, and detracted for the 12-month periods. Written options were used for investment purposes, which had no material impact on performance for the three periods.

AB National Portfolio – For both the six- and seven-month periods, all share classes underperformed the benchmark. In the 12-month period, Advisor Class shares outperformed the benchmark, while all other share classes underperformed. In the six- and seven-month periods, security selection within the transportation and health care sectors detracted from performance, versus the benchmark. Security selection in the leasing sector contributed positively to returns. In the 12-month period, security selection within the power sector detracted from performance. Security selection in the special tax and leasing sectors contributed to returns, as did an underweight in the state general obligation sector. The Portfolio utilized interest rate swaps for hedging purposes, that had no material impact on absolute performance for the six-, seven or 12-month periods.

AB New York Portfolio – For the six- and seven-month periods, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed. For the 12-month period, Advisor Class shares outperformed the benchmark, while all other share classes underperformed. In the six-month period, security selection within the education and health care sectors contributed positively to returns, versus the benchmark. Security selection in the transportation and pre-refunded sectors detracted from performance. In the seven-month period, security selection in the education and health care sectors contributed to performance, while selection in the pre-refunded, special tax and transportation sectors detracted. In the 12-month period, security selection within the power and pre-refunded sectors detracted from performance. Security selection in the education and health care sectors contributed to returns. An underweight in the state general obligation sector also had a positive impact on performance. The Portfolio utilized interest rate swaps for hedging purposes, that had no material impact on absolute performance for the six-, seven or 12-month periods.

Market Review and Investment Strategy

Bond markets experienced substantial volatility during the
12-month period ended May 31, 2015. Oil prices plunged, prompting concerns about global economic growth and deflation

AB MUNICIPAL INCOME FUND •	3

in many oil-producing regions. So far in 2015, more than 20 central banks worldwide have eased monetary policy and several have engaged in some form of quantitative easing. In response, 10-year Treasury yields fell 10 basis points (“bps”) during the six- month period, 24 bps during the seven-month period and 36 bps over the 12-month period. High-grade municipal yields rose by 12 bps over the six-month period, rose 12 bps during the seven-month period and rose 5 bps over the 12-month period. The market has started to anticipate an increase in the U.S. Federal Funds target rate; consequently, short-maturity municipal yields have risen more than longer-maturity municipal yields over the three periods. Investor demand for municipals has remained positive, but new supply has also increased as municipal issuers sold bonds to lower their interest costs by refinancing existing bonds.

Mid-grade and high-yield municipal bonds outperformed comparable high-grade credits as investors seemed to view lower oil prices and easing monetary policy globally to be ultimately beneficial to the health of the U.S. economy.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance insolvencies present limited risk to the Portfolios.

As of May 31, 2015, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM†/ insured Bonds*
California	14.82%	0.75%
High Income Municipal	4.00	0.48
National	14.44	1.81
New York	12.85	0.20

*	Breakdowns expressed as a percentage of investments in municipal bonds.
†	Escrowed to maturity.

4	• AB MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk: (High Income Municipal Portfolio) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal Portfolio): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Portfolios could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB MUNICIPAL INCOME FUND •	7

Disclosures and Risks

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Month	7 Month	12 Month
AB California Portfolio
Class A	0.36%	0.46%	3.72%

Class B*	0.09%	0.13%	3.07%

Class C	0.09%	0.13%	2.98%

Advisor Class†	0.50%	0.62%	4.01%

Barclays Municipal Bond Index	0.71%	0.89%	3.18%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB California Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB MUNICIPAL INCOME FUND

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	7 Months	12 Months
AB High Income Municipal Portfolio
Class A	1.97%	2.45%	6.13%

Class C	1.69%	2.02%	5.38%

Advisor Class*	2.20%	2.61%	6.44%

Barclays Municipal Bond Index	0.71%	0.89%	3.18%

*    Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 1/26/10* TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Municipal Portfolio Class A shares (from 1/26/10* to 5/31/15) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	9

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	7 Months	12 Months
AB National Portfolio
Class A	0.44%	0.62%	3.10%

Class B*	0.07%	0.30%	2.38%

Class C	0.07%	0.20%	2.37%

Advisor Class†	0.67%	0.88%	3.50%

Barclays Municipal Bond Index	0.71%	0.89%	3.18%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB National Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

10	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2015 (unaudited)	NAV Returns
	6 Months	7 Months	12 Months
AB New York Portfolio
Class A	0.91%	0.97%	2.87%

Class B*	0.54%	0.55%	2.15%

Class C	0.55%	0.65%	2.25%

Advisor Class†	1.04%	1.23%	3.27%

Barclays Municipal Bond Index	0.71%	0.89%	3.18%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/31/05 TO 5/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB New York Portfolio Class A shares (from 5/31/05 to 5/31/15) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	11

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.52%	2.70%
1 Year	3.72%	0.59%
5 Years	4.86%	4.22%
10 Years	4.33%	4.01%

Class B Shares			0.84%	1.49%
1Year	3.07%	0.07%
5 Years	4.14%	4.14%
10 Years(a)	3.90%	3.90%

Class C Shares			0.83%	1.47%
1 Year	2.98%	1.98%
5 Years	4.12%	4.12%
10 Years	3.60%	3.60%

Advisor Class Shares‡			1.82%	3.23%
1 Year	4.01%	4.01%
5 Years	5.16%	5.16%
Since Inception^	5.41%	5.41%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				0.49%
5 Years				4.21%
10 Years				3.94%

Class B Shares
1Year				-0.11%
5 Years				4.13%
10 Years(a)				3.82%

Class C Shares
1 Year				1.97%
5 Years				4.13%
10 Years				3.53%

(Historical Performance continued on next page)

12	• AB MUNICIPAL INCOME FUND

Historical Performance

AB CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)
Advisor Class Shares‡
1 Year	3.91%
5 Years	5.15%
Since Inception^	5.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.56%, 1.56% and 0.56% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	13

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			3.59%	5.52%
1 Year	6.13%	2.96%
5 Years	7.32%	6.68%
Since Inception^	7.53%	6.92%

Class C Shares			2.95%	4.54%
1 Year	5.38%	4.38%
5 Years	6.58%	6.58%
Since Inception^	6.79%	6.79%

Advisor Class Shares‡			3.95%	6.08%
1 Year	6.44%	6.44%
5 Years	7.64%	7.64%
Since Inception^	7.86%	7.86%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				2.57%
5 Years				6.50%
Since Inception^				6.74%

Class C Shares
1 Year				3.89%
5 Years				6.38%
Since Inception^				6.58%

Advisor Class Shares‡
1 Year				5.94%
5 Years				7.44%
Since Inception^				7.65%

(Historical Performance continued on next page)

14	• AB MUNICIPAL INCOME FUND

Historical Performance

AB HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.91%, 1.66%, and 0.66% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55% and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	15

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.04%	3.14%
1 Year	3.10%	-0.02%
5 Years	4.65%	4.03%
10 Years	4.18%	3.86%

Class B Shares			1.37%	2.11%
1 Year	2.38%	-0.61%
5 Years	3.93%	3.93%
10 Years(a)	3.74%	3.74%

Class C Shares			1.36%	2.09%
1 Year	2.37%	1.38%
5 Years	3.93%	3.93%
10 Years	3.46%	3.46%

Advisor Class Shares‡			2.35%	3.62%
1 Year	3.50%	3.50%
5 Years	4.98%	4.98%
Since Inception^	5.23%	5.23%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.24%
5 Years				3.93%
10 Years				3.77%

Class B Shares
1 Year				-0.73%
5 Years				3.84%
10 Years(a)				3.65%

Class C Shares
1 Year				1.26%
5 Years				3.83%
10 Years				3.37%

Advisor Class Shares‡
1 Year				3.17%
5 Years				4.87%
Since Inception^				5.12%

(Historical Performance continued on next page)

16	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81%, 1.57%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB MUNICIPAL INCOME FUND •	17

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.63%	2.75%
1 Year	2.87%	-0.23%
5 Years	3.65%	3.02%
10 Years	3.85%	3.53%

Class B Shares			0.96%	1.62%
1 Year	2.15%	-0.84%
5 Years	2.96%	2.96%
10 Years(a)	3.43%	3.43%

Class C Shares			0.93%	1.57%
1 Year	2.25%	1.25%
5 Years	2.95%	2.95%
10 Years	3.14%	3.14%

Advisor Class Shares‡			1.92%	3.24%
1 Year	3.27%	3.27%
5 Years	3.98%	3.98%
Since Inception^	4.57%	4.57%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2015 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-0.17%
5 Years				2.94%
10 Years				3.44%

Class B Shares
1 Year				-0.77%
5 Years				2.88%
10 Years(a)				3.33%

Class C Shares
1 Year				1.32%
5 Years				2.88%
10 Years				3.03%

Advisor Class Shares‡
1 Year				3.24%
5 Years				3.89%
Since Inception^				4.47%

(Historical Performance continued on next page)

18	• AB MUNICIPAL INCOME FUND

Historical Performance

AB NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82%, 1.58%, 1.57% and 0.57% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses excluding any interest expense to 0.75%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 30, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2015.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Historical Performance on pages 5-7.

AB MUNICIPAL INCOME FUND •	19

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB National Portfolio
Class A
Actual	$1,000	$1,004.40	$3.85	0.77%
Hypothetical**	$1,000	$1,021.09	$3.88	0.77%
Class B
Actual	$1,000	$1,000.70	$7.53	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,000.70	$7.53	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,006.70	$2.55	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%

20	• AB MUNICIPAL INCOME FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
AB High Income Municipal Portfolio
Class A
Actual	$1,000	$1,019.70	$4.33	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class C
Actual	$1,000	$1,016.90	$8.00	1.59%
Hypothetical**	$1,000	$1,017.00	$8.00	1.59%
Advisor Class
Actual	$1,000	$1,022.00	$2.97	0.59%
Hypothetical**	$1,000	$1,021.99	$2.97	0.59%
AB California Portfolio
Class A
Actual	$1,000	$1,003.60	$3.85	0.77%
Hypothetical**	$1,000	$1,021.09	$3.88	0.77%
Class B
Actual	$1,000	$1,000.90	$7.53	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,000.90	$7.53	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,005.00	$2.55	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%
AB New York Portfolio
Class A
Actual	$1,000	$1,009.10	$3.91	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$1,005.40	$7.55	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Class C
Actual	$1,000	$1,005.50	$7.55	1.51%
Hypothetical**	$1,000	$1,017.40	$7.59	1.51%
Advisor Class
Actual	$1,000	$1,010.40	$2.56	0.51%
Hypothetical**	$1,000	$1,022.39	$2.57	0.51%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MUNICIPAL INCOME FUND •	21

Expense Example

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

22	• AB MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

May 31, 2015 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of May 31, 2015. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

AB MUNICIPAL INCOME FUND •	23

Portfolio Summary

AB NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
Alabama – 2.3%
Birmingham Water Works Board Series 2011 5.00%, 1/01/31	$10,000	$11,095,900
Series 2015A 5.00%, 1/01/33-1/01/34	4,390	4,908,362
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 5.25%, 1/01/18-1/01/23	3,900	3,953,355
AGM Series 2004 5.50%, 1/01/21	1,000	1,018,960
University of Alabama (The) Series 2008A 5.75%, 9/01/22	3,000	3,398,130

		24,374,707

Arizona – 2.3%
Arizona Health Facilities Authority (Scottsdale Healthcare Hospitals Obligated Group) Series 2014A 5.00%, 12/01/33-12/01/34	12,615	14,031,552
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	910	874,546
Estrella Mountain Ranch Community Facilities District (Estrella Mountain Ranch CFD Desert Village) Series 2002 7.375%, 7/01/27	1,917	1,921,965
Industrial Development Authority of the County of Pima (The) (Horizon Community Learning Center) Series 2005 5.125%, 6/01/20	2,825	2,832,430
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/23	3,685	4,387,877
Sundance Community Facilities District Assessment District No 1 Series 2002 7.75%, 7/01/22	169	169,111

		24,217,481

24	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 14.5%
Bay Area Toll Authority Series 2013S 5.00%, 4/01/31	$5,560	$6,280,798
California Econ Recovery Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	1,510	1,750,694
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37-11/21/45(a)	11,130	11,755,586
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008 6.25%, 8/15/28	1,715	1,966,813
Series 2008A 5.50%, 8/15/23	80	90,604
City of Chula Vista CA (San Diego Gas & Electric Co.) Series 1996A 5.30%, 7/01/21	4,000	4,044,760
City of Los Angeles CA Wastewater System Revenue Series 2013A 5.00%, 6/01/33	9,310	10,617,683
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,563,901
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,910	2,151,730
Los Angeles Community College District/CA Series 2015A 4.00%, 8/01/33	10,000	10,460,500
Los Angeles Department of Water & Power PWR Series 2013B 5.00%, 7/01/29-7/01/30	15,630	18,115,530
Los Angeles Department of Water & Power WTR Series 2013A 5.00%, 7/01/31	9,115	10,395,293
Series 2013B 5.00%, 7/01/32	1,900	2,175,158

AB MUNICIPAL INCOME FUND •	25

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Manteca Unified School District (Manteca Unified School District CFD No 89-1) NATL Series 2001 Zero Coupon, 9/01/31	$11,910	$5,576,143
Ontario Redevelopment Financing Authority NATL Series 1993 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,123,260
Port of Los Angeles Series 2009C 5.25%, 8/01/24	17,205	19,895,862
Series 2014A 5.00%, 8/01/34	5,790	6,475,073
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/25	3,000	3,316,950
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,126,088
State of California Series 2007 5.00%, 11/01/32	10,000	10,835,600
Series 2013 5.00%, 11/01/29	8,000	9,271,680
University of California Series 2013A 5.00%, 5/15/30	3,200	3,708,480

		153,698,186

Colorado – 2.6%
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2006 5.25%, 6/01/19-6/01/23	2,200	2,289,558
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,385,767
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	2,900	3,303,361
5.375%, 9/01/26	3,600	4,111,308
Park Creek Metropolitan District Series 2005 5.50%, 12/01/30	1,900	1,936,290

26	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	$3,122	$1,092,700
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	2,400	2,720,808
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	1,950	2,081,469
Todd Creek Village Metropolitan District No 1 Series 2004 6.125%, 12/01/19(c)	820	508,400
Todd Creek Village Metropolitan District No 1 COP Series 2006 6.125%, 12/01/22(b)(c)	1,210	532,400

		27,962,061

Connecticut – 0.7%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/29	6,445	7,369,084

District of Columbia – 1.7%
District of Columbia (Catholic University of America (The)) Series 2010 5.00%, 10/01/34	700	757,617
District of Columbia (District of Columbia Pers Income Tax) Series 2009B 5.25%, 12/01/26	9,600	11,086,656
District of Columbia (Friendship Public Charter School, Inc.) ACA Series 2006 5.00%, 6/01/26	1,000	1,015,320
Washington Convention & Sports Authority AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,258,300

		18,117,893

Florida – 3.7%
Bonnet Creek Resort Community Development District Series 2002 7.25%, 5/01/18	1,530	1,532,280

AB MUNICIPAL INCOME FUND •	27

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	$1,500	$1,636,200
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,700	1,877,140
County of Miami-Dade FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,547,571
Hollywood Community Redevelopment Agency (Beach Community Redevelopment Agency of Hollywood) XLCA Series 2007 5.00%, 3/01/24	5,000	5,223,250
Marshall Creek Community Development District Series 2002 6.625%, 5/01/32(c)	2,235	1,966,666
Miami-Dade County Educational Facilities Authority (University of Miami) Series 2008A 5.20%, 4/01/24	2,500	2,592,450
Miami-Dade County Expressway Authority Series 2014B 5.00%, 7/01/31	3,750	4,230,787
Miami-Dade County Housing Finance Authority (Golden Associates Ltd.) Series 1997A 6.00%, 11/01/32	250	250,030
6.05%, 11/01/39	750	750,030
Pasco County Housing Finance Authority (Pasco Woods Ltd.) Series 1999A 5.90%, 8/01/39	3,620	3,621,014
West Palm Beach Community Redevelopment Agency Series 2005 5.00%, 3/01/25-3/01/29	4,620	4,764,946

		38,992,364

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	515	566,927

28	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 9.4%
Chicago Board of Education AGM Series 2007B 5.00%, 12/01/24	$10,000	$10,201,800
Chicago O’Hare International Airport XLCA Series 2003B-1 5.25%, 1/01/34	5,100	5,116,983
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	2,960	3,060,906
City of Chicago IL (Chicago IL SA Lakeshore East) Series 2003 6.75%, 12/01/32	1,414	1,416,460
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/25	6,905	6,911,698
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	7,745	8,539,792
Illinois Finance Authority (Advocate Health Care Network Obligated Group) Series 2014 5.00%, 8/01/33	11,500	12,851,020
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,050	2,168,388
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	751,755
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	3,935	2,398,382
Illinois Sports Facilities Authority AMBAC Series 2001 5.50%, 6/15/30	4,960	5,022,347
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34-1/01/35	4,250	4,663,461

AB MUNICIPAL INCOME FUND •	29

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/28	$26,500	$28,838,360
State of Illinois Series 2012 5.00%, 3/01/31	2,000	2,039,980
Series 2014 5.00%, 5/01/35	1,000	1,017,950
Village of Manhattan IL (Village of Manhattan IL SSA No 2004-1) Series 2005 5.875%, 3/01/28	1,988	2,005,634
Village of Matteson IL Series 2010 8.00%, 12/01/29(d)	3,350	3,136,538

		100,141,454

Indiana – 2.2%
Indiana Finance Authority (CWA Authority, Inc.) Series 2014A 5.00%, 10/01/32-10/01/34	12,320	13,964,940
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44	1,930	2,015,943
Indianapolis Local Public Improvement Bond Bank (Marion County Capital Improvement Board) Series 2011K 5.00%, 6/01/27	6,840	7,790,555

		23,771,438

Kansas – 0.6%
Kansas Development Finance Authority (Kansas Development Finance Authority State Lease) Series 2015G 5.00%, 4/01/34	6,000	6,606,960

Louisiana – 2.8%
City of New Orleans LA AGC Series 2007A 5.00%, 12/01/18-12/01/22	5,200	5,634,440
NATL Series 2005 5.00%, 12/01/29	3,990	4,072,114
5.25%, 12/01/21	4,495	4,598,475

30	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Agricultural Finance Authority Series 2007 5.25%, 9/15/17	$910	$950,650
Louisiana Local Government Environmental Facilities & Community Development Auth (East Baton Rouge Sewerage Commission) Series 2014 5.00%, 2/01/44	12,000	13,072,200
Louisiana Local Government Environmental Facilities & Community Development Auth (Parish of Jefferson LA) Series 2009A 5.00%, 4/01/26	715	804,897

		29,132,776

Maine – 1.0%
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/33-7/01/34	9,310	10,137,900

Maryland – 0.1%
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	885	945,959

Massachusetts – 0.9%
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	2,105,060
5.50%, 1/01/30	4,750	5,321,187
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	2,245	2,483,195

		9,909,442

Michigan – 3.7%
Detroit City School District Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,790,028

AB MUNICIPAL INCOME FUND •	31

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/34	$11,225	$12,063,283
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,205,420
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/33	2,485	2,690,236
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	6,570	6,253,654
Plymouth Educational Center Charter School Series 2005 5.375%, 11/01/30	2,000	1,385,700
Wayne State University Series 2009A 5.00%, 11/15/29	5,215	5,901,659

		39,289,980

Minnesota – 0.9%
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2007 5.00%, 5/01/22	1,350	1,434,713
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 2010-2A 6.00%, 12/01/40	3,000	3,628,410
University of Minnesota Series 2014B 4.00%, 1/01/31-1/01/34	4,500	4,698,285

		9,761,408

Mississippi – 1.6%
Mississippi Development Bank (Mississippi Development Bank State Lease) Series 2010D 5.25%, 8/01/27	15,000	17,394,750

Missouri – 1.8%
City of Kansas City MO (City of Kansas City MO Lease) Series 2008C 5.00%, 4/01/28	14,000	15,257,760

32	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	$1,880	$2,026,903
Joplin Industrial Development Authority (Freeman Health System) Series 2015 5.00%, 2/15/35	1,485	1,623,937

		18,908,600

Nebraska – 0.3%
Omaha Public Power District Series 2014A 5.00%, 2/01/32	2,775	3,150,125

Nevada – 3.7%
Clark County School District NATL Series 2005B 5.00%, 6/15/22	5,720	5,786,524
County of Clark Department of Aviation (McCarran Intl Airport) Series 2012B 5.00%, 7/01/29	6,070	6,777,337
County of Clark NV AMBAC Series 2006 5.00%, 11/01/23	13,250	14,104,757
Las Vegas Valley Water District NATL Series 2005A 5.00%, 6/01/27	5,000	5,000,000
Nevada System of Higher Education AMBAC Series 2005B 5.00%, 7/01/25-7/01/26	1,585	1,625,526
State of Nevada NATL Series 2007B 5.00%, 12/01/17 (Pre-refunded/ETM)	5,800	6,380,696

		39,674,840

New Jersey – 2.4%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/25	2,055	2,275,173
New Jersey Economic Development Authority Series 2014U 5.00%, 6/15/30	5,840	5,980,627
New Jersey State Turnpike Authority Series 2014A 5.00%, 1/01/31-1/01/33	10,665	12,032,308

AB MUNICIPAL INCOME FUND •	33

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	$4,340	$4,655,258

		24,943,366

New Mexico – 1.3%
Town of Clayton NM (Town of Clayton NM Jail Project) CIFG Series 2006 5.00%, 11/01/25-11/01/27	13,095	13,722,068

New York – 10.1%
City of New York NY Series 2008B-1 5.25%, 9/01/23	5,000	5,623,650
Series 2012G 5.00%, 4/01/29	9,550	10,866,181
Metropolitan Transportation Authority Series 2012F 5.00%, 11/15/27	1,680	1,935,494
Series 2013B 5.00%, 11/15/32	5,000	5,586,350
Series 2013E 5.00%, 11/15/32	5,000	5,618,350
New York City Municipal Water Finance Authority Series 2014D 5.00%, 6/15/35-6/15/39	5,000	5,632,700
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	15,015	17,309,292
Series 2014B-1 5.00%, 8/01/32	4,000	4,577,880
Series 2014D-1 5.00%, 2/01/34	5,000	5,651,650
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,775	3,118,989
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	1,188	12
New York NY GO Series 2008D-1 5.125%, 12/01/27(e)	1,000	1,098,250

34	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012D 5.00%, 2/15/29	$4,960	$5,700,627
New York State Energy Research & Development Authority (Niagara Mohawk Holdings, Inc.) AMBAC Series 1987A 0.454%, 3/01/27(f)(g)	5,370	5,174,409
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013A 5.00%, 3/15/43	12,185	13,446,513
Port Authority of New York & New Jersey Series 2014 5.00%, 9/01/30-9/01/31	13,750	15,497,863

		106,838,210

North Carolina – 1.0%
County of Iredell NC COP AGM Series 2008 5.25%, 6/01/22	920	1,025,239
North Carolina Eastern Municipal Power Agency AMBAC Series 2005A 5.25%, 1/01/20	1,000	1,027,430
North Carolina Medical Care Commission Series 2005A 6.00%, 10/01/15 (Pre-refunded/ETM)	3,305	3,368,224
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/30	5,000	5,610,100

		11,030,993

Ohio – 2.8%
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	2,345	2,656,322
Series 2014 5.00%, 12/01/33	4,250	4,788,432
City of Cleveland OH (City of Cleveland OH Income Tax) Series 2008 5.25%, 5/15/24	5,500	6,141,960
Cleveland Department of Public Utilities Division of Public Power NATL Series 2006A 5.00%, 11/15/18	1,350	1,428,341

AB MUNICIPAL INCOME FUND •	35

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	$3,855	$4,412,510
Kent State University Series 2012A 5.00%, 5/01/29	2,000	2,241,320
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	6,730	8,330,529

		29,999,414

Oklahoma – 0.1%
Tulsa Airports Improvement Trust Series 2015A 5.00%, 6/01/35	1,000	1,066,360

Oregon – 0.3%
Tri-County Metropolitan Transportation District Series 2011A 5.00%, 10/01/27	3,000	3,419,370

Pennsylvania – 3.9%
Bensalem Township School District Series 2013 5.00%, 6/01/30	5,000	5,692,700
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.25%, 8/01/33	4,715	5,427,766
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-12/31/38	5,060	5,427,795
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/18 (Pre-refunded/ETM)	3,940	4,460,632
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(h)	3,100	3,063,730

36	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(b)(c)	$1,030	$772,500
Sports & Exhibition Authority of Pittsburgh and Allegheny County AGM Series 2010 5.00%, 2/01/31	6,925	7,634,605
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/30-4/01/31	6,500	6,970,175
Township of Lower Paxton PA Series 2014 5.00%, 4/01/31	1,685	1,924,927

		41,374,830

Puerto Rico – 0.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	1,065	1,142,521

Rhode Island – 0.4%
Rhode Island Commerce Corp. (Providence Place Group LP) AGC Series 2000 6.125%, 7/01/20	3,665	3,678,047

South Carolina – 0.2%
Dorchester County School District No 2 Series 2006 5.00%, 12/01/16 (Pre-refunded/ETM)	1,500	1,599,675
AGC Series 2006 5.00%, 12/01/16 (Pre-refunded/ETM)	400	426,580

		2,026,255

South Dakota – 0.3%
South Dakota State Building Authority (South Dakota State Building Authority Lease) Series 2014A 5.00%, 6/01/34	2,725	3,089,796

Tennessee – 0.0%
Sullivan County Health Educational & Housing Facilities Board (Wellmont Health System) Series 2006C 5.25%, 9/01/26	275	287,730

AB MUNICIPAL INCOME FUND •	37

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 12.3%
Alvin Independent School District/TX Series 2009B 5.00%, 2/15/28	$1,290	$1,433,654
Bexar County Health Facilities Development Corp. (Army Retirement Residence Obligated Group) Series 2007 5.00%, 7/01/27	415	437,165
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/21	2,315	2,320,834
Central Texas Turnpike System Series 2015C 5.00%, 8/15/34	10,000	10,843,000
City of El Paso TX Water & Sewer Revenue Series 2014 5.00%, 3/01/30	1,000	1,155,280
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/31	2,500	2,819,125
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2015B 5.00%, 7/15/30	4,650	4,910,633
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/26	6,830	7,479,328
Series 2009A 5.25%, 2/01/24	3,260	3,705,088
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/32	5,000	5,785,100
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/28	13,680	15,188,357
El Paso County Hospital District AGC Series 2008A 5.00%, 8/15/23	5,000	5,572,900
Harrison County Health Facilities Development Corp. (Good Shepherd Hospital Obligated Group) Series 2010 5.25%, 7/01/28	2,435	2,421,242

38	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Texas Health Facilities Development Corp. (United Regional Health Care System, Inc.) AGM Series 2007 5.00%, 9/01/24	$1,000	$1,084,120
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34-1/01/35	15,585	17,083,685
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.00%, 9/01/30	7,500	8,577,525
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	2,210	2,286,577
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015A 5.00%, 11/15/45(h)	5,715	5,784,494
Series 2015B 5.00%, 11/15/36(h)	1,850	1,899,987
Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	2,150	2,508,212
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	1,981,240
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	9,040	10,843,299
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	2,280	2,700,204

AB MUNICIPAL INCOME FUND •	39

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/32-8/15/34	$3,330	$3,743,069
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center) Series 2007 5.25%, 7/01/26	1,750	1,872,185
Wichita Falls Independent School District
Series 2007 5.00%, 2/01/17 (Pre-refunded/ETM)	6,000	6,437,760

		130,874,063

Utah – 0.6%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	775	845,866
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 6/15/37	5,000	5,611,900

		6,457,766

Washington – 4.3%
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/23	12,635	14,255,565
Energy Northwest AMBAC Series 2006A 5.00%, 7/01/16 (Pre-refunded/ETM)	5,970	6,260,381
Energy Northwest (Bonneville Power Administration) Series 2006C 5.00%, 7/01/16 (Pre-refunded/ETM)	595	624,274
FYI Properties (FYI Properties WA State Lease) Series 2009 5.00%, 6/01/27	615	692,804
5.25%, 6/01/26	4,000	4,562,760
King County School District No 414 Lake Washington NATL Series 2006 5.00%, 12/01/16 (Pre-refunded/ETM)	4,500	4,802,535
Washington St GO 5.00%, 7/01/24(e)	9,000	10,496,070

40	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	$3,490	$3,434,428

		45,128,817

West Virginia – 0.5%
West Virginia Economic Development Authority (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	5,000	5,577,700

Wisconsin – 1.1%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	2,465	2,935,371
Wisconsin Health & Educational Facilities Authority (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	2,300	2,556,427
Wisconsin Health & Educational Facilities Authority (Wheaton Franciscan Services, Inc.) Series 2006 5.25%, 8/15/20	5,000	5,230,600
Wisconsin Public Finance Authority (Roseman University Health Sciences) Series 2015 5.875%, 4/01/45	1,000	977,210

		11,699,608

Total Municipal Obligations (cost $1,000,539,585)		1,046,481,249

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(i)(j) (cost $12,811,579)	12,811,579	12,811,579

Total Investments – 99.8% (cost $1,013,351,164)		1,059,292,828
Other assets less liabilities – 0.2%		1,693,368

Net Assets – 100.0%		$1,060,986,196

AB MUNICIPAL INCOME FUND •	41

AB National Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA*	4.129%	$370,060

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $20,944,611 or 2.0% of net assets.

(b)	Security is in default and is non-income producing.
(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(f)	Variable rate coupon, rate shown as of May 31, 2015.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $5,174,409 or 0.49% of net assets.

(h)	When-Issued or delayed delivery security.

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 14.4% and 1.8%, respectively.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CFD	– Community Facilities District
CIFG	– CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GO	– General Obligation
NATL	– National Interstate Corporation
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

42	• AB MUNICIPAL INCOME FUND

AB National Portfolio—Portfolio of Investments

AB HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 105.2%
Long-Term Municipal Bonds – 101.4%
Alabama – 2.8%
County of Jefferson AL (County of Jefferson AL Sch Warrants) Series 2004A 4.75%, 1/01/25	$530	$532,936
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	45,790	50,962,897
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 6.25%, 2/01/23	1,000	1,082,940
7.00%, 2/01/36	3,130	3,384,594
Selma Industrial Development Board (International Paper Co.) Series 2010A 5.80%, 5/01/34	800	918,088

		56,881,455

Alaska – 0.2%
City of Koyukuk AK (Tanana Chiefs Conference) Series 2011 7.75%, 10/01/41	4,550	5,272,040

Arizona – 2.0%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.10%, 10/01/22	3,300	3,345,870
5.20%, 10/01/37	6,855	6,614,938
Downtown Phoenix Hotel Corp. (Downtown Phoenix Hotel Corp. Hotel Occupancy Tax) FGIC Series 2005A 5.00%, 7/01/40	6,930	6,979,272
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2012 6.30%, 7/01/42	1,000	1,040,280
Series 2014 5.00%, 7/01/44(a)	10,690	10,916,414
Mohave County Industrial Development Authority (Mohave Prison LLC) Series 2008 8.00%, 5/01/25	4,900	5,621,966

AB MUNICIPAL INCOME FUND •	43

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	$2,400	$2,747,664
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,232,455

		40,498,859

California – 11.2%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	2,400	2,747,808
California Municipal Finance Authority Series 2011B 7.75%, 4/01/21 (Pre-refunded/ETM)	3,005	3,808,357
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,086,590
6.875%, 1/01/42	3,500	3,810,695
Series 2014 5.00%, 1/01/35	1,050	1,024,979
5.25%, 1/01/45	3,025	2,904,333
California Municipal Finance Authority (Partnerships Uplift Cmnty Proj) Series 2012A 5.30%, 8/01/47	1,675	1,715,954
California Municipal Finance Authority (Rocketship Education) Series 2014A 7.00%, 6/01/34	3,800	4,276,102
7.25%, 6/01/43	6,565	7,379,716
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43	3,340	3,622,798
California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	3,795	3,676,748
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	31,975	33,287,574

44	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Kipp LA) Series 2014A 5.125%, 7/01/44	$2,850	$2,947,071
California School Finance Authority (Partnerships Uplift Cmnty Valley Proj) Series 2014A 6.40%, 8/01/34	1,000	1,119,740
6.75%, 8/01/44	6,180	7,077,151
California School Finance Authority (TRI Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,085	9,770,372
California Statewide Communities Development Authority (Amino Inglewood CA High School) Series 2011A 7.25%, 8/01/41	2,000	2,282,520
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	3,470	3,735,420
California Statewide Communities Development Authority (Front Porch Communities & Services) Series 2007A 5.125%, 4/01/37(a)	3,300	3,391,047
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.375%, 11/01/49	4,500	4,517,910
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,807,560
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,627,732
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 5.625%, 10/01/32	1,000	1,065,640
6.00%, 10/01/47	1,000	1,066,330

AB MUNICIPAL INCOME FUND •	45

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	$4,500	$5,511,195
City of San Jose CA Airport Revenue AMBAC Series 2007A 5.00%, 3/01/37	6,245	6,494,425
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	10,960	8,554,718
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	9,000	10,338,210
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(b)	1,000	1,176,250
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 6.00%, 3/01/36	450	517,482
Oakland Unified School District/Alameda County Series 2012A 5.50%, 8/01/32	1,500	1,686,480
Richmond Community Redevelopment Agency Series 2010A 6.00%, 9/01/30	1,235	1,454,805
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	5,600	5,964,896
Series 2014B 5.25%, 1/15/44	4,000	4,290,000
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(b)	9,960	11,778,696
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36	3,600	3,635,100
State of California Series 2013 5.00%, 11/01/43	12,840	14,401,344
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006A1-SNR 5.125%, 6/01/46	12,700	10,455,783

46	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of California CA Revenues 5.00%, 5/15/33(b)	$9,000	$10,326,330
University of California Series 2013A 5.00%, 5/15/32(b)	10,000	11,504,300
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42	5,900	6,582,807

		230,422,968

Colorado – 1.6%
Castle Oaks Metropolitan District No 3 Series 2015 6.25%, 12/01/44	1,000	984,120
Central Platte Valley Metropolitan District Series 2014 5.00%, 12/01/43	1,250	1,288,375
Colorado Educational & Cultural Facilities Authority (STEM School Academy) Series 2014 5.00%, 11/01/44	890	885,879
5.125%, 11/01/49	765	759,454
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,347,611
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,690	2,819,254
E-470 Public Highway Authority Series 2010C 5.25%, 9/01/25	600	683,454
Fitzsimons Village Metropolitan District No 1 Series 2010A 7.50%, 3/01/40	1,433	1,573,248
Foothills Metropolitan District Series 2014 6.00%, 12/01/38	2,000	2,107,840
Park Creek Metropolitan District Series 2005 5.50%, 12/01/30-12/01/37	3,800	3,868,831
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40	1,000	1,040,670
Regional Transportation District (Denver Transit Partners LLC) Series 2010 6.00%, 1/15/41	5,810	6,586,623

AB MUNICIPAL INCOME FUND •	47

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tallyns Reach Metropolitan District No 3 Series 2013 5.125%, 11/01/38	$1,035	$1,062,593
Three Springs Metropolitan District No 3 Series 2010 7.75%, 12/01/39	2,550	2,721,921

		32,729,873

Connecticut – 0.4%
State of Connecticut Series 2013E 5.00%, 8/15/31(b)	7,840	8,934,477

Delaware – 0.0%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	575	601,410

District of Columbia – 1.1%
District of Columbia (American Society of Hematology, Inc. (The)) Series 2009 5.00%, 7/01/36	3,000	3,185,130
District of Columbia (Center for Strategic International Studies, Inc.) Series 2011 6.625%, 3/01/41	1,850	2,118,324
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	2,660	2,764,378
District of Columbia (KIPP DC) Series 2013 6.00%, 7/01/48	2,900	3,288,339
District of Columbia Pers Income Tax 5.00%, 12/01/29(b)	10,000	11,470,700

		22,826,871

Florida – 5.6%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46	5,000	5,882,350
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	3,150	3,431,201

48	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alachua County Health Facilities Authority (Oak Hammock at the University of Florida) Series 2012A 8.00%, 10/01/42-10/01/46	$4,065	$5,050,903
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	4,000	4,329,840
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41	11,905	11,225,344
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,575,145
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2015A 5.00%, 12/01/44	6,830	7,198,069
Collier County Health Facilities Authority (The Moorings) Series 2015A 5.00%, 5/01/45	4,525	4,926,910
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	7,900	9,331,638
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45(a)	4,200	4,266,276
Lakewood Ranch Stewardship District Series 2015 4.875%, 5/01/35-5/01/45	2,000	1,957,590
Martin County Health Facilities Authority (Martin Memorial Medical Center) Series 2012 5.50%, 11/15/32-11/15/42	9,050	9,963,091
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	6,710	6,816,421

AB MUNICIPAL INCOME FUND •	49

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	$4,365	$4,857,590
Series 2014 5.00%, 11/15/44	13,350	14,272,351
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/21 (Pre-refunded/ETM)	1,035	1,370,164
Palm Beach County Health Facilities Authority Series 2007 5.875%, 11/15/17 (Pre-refunded/ETM)	4,250	4,751,287
St Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2010A 5.875%, 8/01/40	4,000	4,466,800
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 6.00%, 4/01/42	9,050	10,406,504

		116,079,474

Georgia – 0.8%
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(b)	10,220	11,003,567
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	5,000	5,345,500

		16,349,067

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.875%, 12/01/40	910	1,001,755
Territory of Guam Series 2009A 7.00%, 11/15/39	1,000	1,195,570

		2,197,325

Idaho – 0.6%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	7,850	8,268,405
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	4,000	4,769,680

		13,038,085

50	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 7.1%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	$5,060	$4,481,693
Series 2015C 5.25%, 12/01/39	3,925	3,630,076
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.75%, 1/01/43	2,055	2,335,466
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/31	5,000	5,363,200
Series 2014 5.25%, 12/01/49	8,000	8,516,720
City of Chicago IL Series 2015-2 5.50%, 1/01/37(c)	1,300	1,285,310
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	1,975	2,042,328
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(d)	7,950	7,483,335
City of Chicago IL (Metramarket of Chicago LLC) Series 2010A 6.87%, 2/15/24	978	979,696
Illinois Finance Authority Series 2010B 6.00%, 5/01/20 (Pre-refunded/ETM)	2,025	2,444,175
Illinois Finance Authority (Ascension Health Credit Group) Series 2012A 5.00%, 11/15/42	6,400	6,946,048
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	3,950	4,178,033
8.25%, 2/15/46	1,950	2,062,613
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	7,675	7,741,374

AB MUNICIPAL INCOME FUND •	51

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	$1,300	$1,398,644
Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.625%, 5/15/42	7,525	7,842,856
5.75%, 5/15/46	4,740	4,932,302
Illinois Finance Authority (OSF Healthcare System) Series 2010A 6.00%, 5/15/39	5,785	6,687,113
Illinois Finance Authority (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	5,110	3,114,749
8.25%, 5/15/45	10,070	6,137,665
Illinois Finance Authority (Plymouth Place, Inc.) Series 2005 6.00%, 5/15/37	5,750	5,721,997
Series 2013 6.00%, 5/15/43	7,500	7,345,500
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/44	4,500	4,761,405
Illinois Finance Authority (Swedish Covenant Hospital) Series 2010A 6.00%, 8/15/38	3,360	3,719,386
Illinois Finance Authority (UNO Charter School Network, Inc.) Series 2011A 6.875%, 10/01/31	3,385	3,811,273
7.125%, 10/01/41	2,500	2,829,750
State of Illinois Series 2014 5.00%, 5/01/32-4/01/38	23,680	24,035,780
Village of Matteson IL Series 2010 8.00%, 12/01/29(e)	5,000	4,681,400

		146,509,887

52	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 2.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40-8/15/45	$8,010	$8,782,183
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/40	5,000	5,386,550
Indiana Finance Authority (Marquette Manor LLC) Series 2012 4.75%, 3/01/32	5,535	5,828,134
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/39	2,675	2,818,246
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/44-7/01/48	22,595	23,585,479

		46,400,592

Iowa – 0.2%
Iowa Finance Authority (Alcoa, Inc.) Series 2012 4.75%, 8/01/42	3,100	3,208,221
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46	1,100	969,672

		4,177,893

Kansas – 0.1%
Wyandotte County-Kansas City Unified Government Series 2010B Zero Coupon, 6/01/21	2,415	1,717,548

Kentucky – 2.5%
Kentucky Economic Development Finance Authority (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,602,235

AB MUNICIPAL INCOME FUND •	53

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$7,765	$7,881,320
5.50%, 11/15/45	2,350	2,397,376
Kentucky Economic Development Finance Authority (Owensboro Medical Health System, Inc.) Series 2010A 6.00%, 6/01/30	11,110	12,645,291
6.375%, 6/01/40	2,900	3,317,571
6.50%, 3/01/45	3,725	4,254,993
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/42	16,585	17,908,814

		52,007,600

Louisiana – 3.2%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	8,240	9,860,314
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45	7,625	7,552,944
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,393,068
5.875%, 10/01/40	4,200	4,895,982
6.00%, 10/01/44	1,740	2,034,373
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39	7,250	7,885,462
Series 2014A 8.375%, 7/01/39	17,000	17,404,090
St Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/37	4,600	4,637,352
State of Louisiana Gasoline & Fuels Tax Revenue XLCA Series 2006A 5.00%, 5/01/16 (Pre-refunded/ETM)(b)	10,000	10,425,400

		66,088,985

54	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine – 0.9%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 6.75%, 7/01/36-7/01/41	$8,440	$9,462,977
Maine Health & Higher Educational Facilities Authority (Stephens Memorial Hospital Association) Series 2015 5.00%, 7/01/39	8,100	8,704,908

		18,167,885

Maryland – 0.3%
City of Westminster MD (Lutheran Village at Miller’s Grant) Series 2014A 6.00%, 7/01/34	1,500	1,594,815
6.125%, 7/01/39	750	797,423
6.25%, 7/01/44	2,000	2,136,900
County of Anne Arundel MD (National Business Park North) Series 2010 6.10%, 7/01/40	1,000	1,068,880

		5,598,018

Massachusetts – 1.6%
Commonwealth of Massachusetts NATL Series 2000E 0.12%, 12/01/30(f)(g)	2,875	2,683,002
NATL Series 2000F 0.105%, 12/01/30(f)(g)	8,275	7,722,370
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,218,800
Massachusetts Development Finance Agency (North Hill Communities, Inc. Obligated Group) Series 2013A 6.25%, 11/15/33(a)	2,000	2,164,800
6.50%, 11/15/43(a)	3,750	4,077,150
Massachusetts School Building Authority Series 2012B 5.00%, 8/15/30(b)	10,000	11,695,000

		33,561,122

AB MUNICIPAL INCOME FUND •	55

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 4.7%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.25%, 7/01/39	$8,600	$9,131,394
City of Detroit MI Water Supply System Revenue Series 2011C 5.00%, 7/01/41	1,425	1,453,358
5.25%, 7/01/27	5,000	5,429,550
Detroit City School District Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,367,613
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) Series 2014C-1 5.00%, 7/01/44	11,970	12,505,897
Series 2014C-2 5.00%, 7/01/44	2,000	2,058,740
Series 2014C-6 5.00%, 7/01/33	2,750	2,959,687
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/30	2,400	2,613,368
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/39	13,580	14,519,464
Michigan State Hospital Finance Authority (Henry Ford Health System Obligated Group) Series 2006A 5.25%, 11/15/46	1,000	1,040,070
Michigan State Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group) Series 2005 5.50%, 11/15/35	1,750	1,732,990
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)	11,045	10,513,183
Series 2014 9.00%, 12/01/25	6,760	6,721,603

56	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	$1,750	$1,794,888
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	23,470	19,758,454

		96,600,259

Minnesota – 0.4%
City of St Louis Park MN (Park Nicollet Health Services Obligated Group) Series 2009 5.75%, 7/01/39	3,000	3,400,740
Woodbury Housing & Redevelopment Authority (St Therese of Woodbury) Series 2014 5.125%, 12/01/44	2,500	2,506,525
5.25%, 12/01/49	1,565	1,588,365

		7,495,630

Missouri – 0.2%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	1,520	1,638,773
Series 2011 6.00%, 2/01/41	1,750	1,986,285

		3,625,058

Nebraska – 1.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	17,050	18,239,227
5.25%, 9/01/37	1,500	1,630,575
Douglas County Hospital Authority No 2 (Madonna Rehabilitation Hospital) Series 2014 5.00%, 5/15/44	4,015	4,292,677

		24,162,479

AB MUNICIPAL INCOME FUND •	57

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 0.2%
City of Reno NV (Renown Regional Medical Center, Inc.) Series 2007A 5.25%, 6/01/41	$4,730	$5,151,538

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	4,585	4,759,047

New Jersey – 5.6%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	3,790	3,904,268
Gloucester County Pollution Control Financing Authority (Logan Cogen Proj) Series 2014A 5.00%, 12/01/24	3,000	3,360,840
New Jersey Economic Development Authority Series 2014U 5.00%, 6/15/40	8,500	8,573,610
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 1/01/34	9,780	10,549,882
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,901,722
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 4.875%, 9/15/19	1,515	1,595,265
5.25%, 9/15/29	4,140	4,519,555
Series 2000B 5.625%, 11/15/30	13,925	15,559,656
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	5,240	5,676,125

58	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (St Joseph’s Healthcare System Obligated Group) Series 2008 6.625%, 7/01/38	$1,500	$1,671,315
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	2,115,660
New Jersey State Turnpike Authority Series 2012A 5.00%, 1/01/33	4,745	5,230,129
Series 2012B 5.00%, 1/01/30	9,360	10,472,155
South Jersey Transportation Authority LLC Series 2014A 5.00%, 11/01/39	7,765	8,138,885
Tobacco Settlement Financing Corp./NJ Series 20071A 5.00%, 6/01/41	34,040	25,841,466

		115,110,533

New Mexico – 0.8%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	8,155	8,159,322
New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group) Series 2012A 5.00%, 8/01/42	7,000	7,531,090

		15,690,412

New York – 10.5%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/39	6,950	7,090,946
5.50%, 11/01/44	2,875	3,041,463
City of Newburgh NY Series 2012A 5.25%, 6/15/27	1,010	1,102,233
5.625%, 6/15/34	1,235	1,345,113

AB MUNICIPAL INCOME FUND •	59

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2013C 5.00%, 11/15/31	$5,000	$5,604,900
Series 2014A 5.00%, 11/15/32	4,425	4,972,240
Series 2015A 5.00%, 11/15/34-11/15/45	18,225	20,274,687
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	10,740	12,316,310
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 5.875%, 1/01/23	1,121	1,125,600
6.50%, 1/01/32	1,399	1,388,847
6.70%, 1/01/49	2,049	1,991,672
Series 2014B 5.50%, 7/01/20	813	814,572
Series 2014C 2.00%, 1/01/49	1,933	154,641
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/37	3,380	3,627,382
New York City Industrial Development Agency (American Airlines, Inc.) Series 2005 7.50%, 8/01/16	415	431,550
7.75%, 8/01/31	2,000	2,158,320
8.00%, 8/01/28	5,550	6,005,211
New York City Municipal Water Finance Authority Series 2013E 5.00%, 6/15/47	6,400	7,048,320
Series 2014E 5.00%, 6/15/36	7,075	7,966,592
New York City NY Transitional 5.00%, 11/01/28-2/01/32(b)	18,640	21,406,778
New York City Water & Sewer System Series 2013D 5.00%, 6/15/34(b)	10,000	11,319,100
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)	7,850	7,967,986

60	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	$1,900	$2,004,861
New York NY GO Series 2008D-1 5.125%, 12/01/27(b)	7,340	8,061,155
Series 2013A-1 5.00%, 10/01/28(b)	9,500	10,943,525
New York NY Transitional Fin Auth Series 2011D-1 5.00%, 2/01/26(b)	10,000	11,522,700
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014J 5.00%, 1/01/33	7,050	7,916,445
Onondaga Civic Development Corp. (St Joseph’s Hospital Health Center) Series 2012 5.00%, 7/01/42	3,765	3,852,687
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46	6,375	6,385,901
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/33	5,000	5,496,350
Port Authority of New York & New Jersey (Delta Air Lines, Inc.) Series 2010 6.00%, 12/01/42	2,285	2,673,998
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	50	50,422
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(b)	11,170	12,942,346
Ulster County Capital Resource Corp. (Kingston Regional Senior Living Corp.) Series 2014A 7.50%, 9/15/44(a)(e)	2,025	1,518,649
Series 2014B 7.00%, 9/15/44(a)	2,350	2,458,100

AB MUNICIPAL INCOME FUND •	61

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	$855	$864,764
6.00%, 9/15/27-9/15/37	10,380	10,356,540

		216,202,906

North Carolina – 0.4%
North Carolina Medical Care Commission Series 2005A 6.125%, 10/01/15 (Pre-refunded/ETM)	6,350	6,474,079
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35	1,625	1,674,985

		8,149,064

North Dakota – 0.2%
County of Burleigh ND Series 2014A 5.00%, 7/01/21 (Pre-refunded/ETM)	4,120	4,873,136

Ohio – 4.3%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	35,560	28,550,057
City of Cleveland OH Airport System Revenue Series 2012A 5.00%, 1/01/30	3,000	3,247,620
County of Erie OH (Firelands Regional Medical Center) Series 2006A 5.00%, 8/15/36	1,290	1,338,594
5.25%, 8/15/46	2,710	2,736,450
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47	11,835	11,229,876
County of Gallia OH (Holzer Health System Obligated Group) Series 2012A 8.00%, 7/01/42	5,000	5,647,800
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,000	1,035,670

62	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Muskingum OH (Genesis Health System Obligated Group) Series 2013 5.00%, 2/15/44-2/15/48	$15,760	$16,193,635
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	1,500	1,555,470
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008B 3.625%, 10/01/33	1,925	1,996,187
Pinnacle Community Infrastructure Financing Authority Series 2004A 6.00%, 12/01/22	961	964,931
6.25%, 12/01/36	3,500	3,510,395
State of Ohio (Portsmouth Gateway Group LLC) Series 2015 5.00%, 6/30/53	11,000	11,522,940

		89,529,625

Oklahoma – 0.3%
Oklahoma Development Finance Authority (Inverness Village an Oklahoma not for Profit Corp.) Series 2012 5.75%, 1/01/27	2,930	3,045,120
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	3,875	4,173,181

		7,218,301

Oregon – 1.6%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.40%, 10/01/44	3,000	3,275,280
5.50%, 10/01/49	7,800	8,512,530
Oregon St Dept of Transprtn Series 2013A 5.00%, 11/15/29-11/15/30(b)	10,000	11,686,150
Oregon State Lottery Series 2011A 5.25%, 4/01/25(b)	7,310	8,610,522

		32,084,482

AB MUNICIPAL INCOME FUND •	63

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.4%
Allegheny County Higher Education Building Authority (Chatham University) Series 2012A 5.00%, 9/01/35	$1,700	$1,813,611
Allegheny County Industrial Development Authority (United States Steel Corp.) Series 2009 6.75%, 11/01/24	2,875	3,272,641
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45	4,170	4,463,359
Series 2012 5.25%, 1/01/32-1/01/41	3,720	3,846,607
Montgomery County Industrial Development Authority/PA (Philadelphia Presbytery Homes, Inc.) Series 2010 6.50%, 12/01/25	4,000	4,633,840
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community, Inc.) Series 2015 5.375%, 1/01/50	3,000	3,023,310
Montour School District AGM Series 2015A 5.00%, 4/01/41-4/01/42	8,415	9,294,259
Norristown Area School District COP Series 2012 5.00%, 4/01/32	3,900	4,097,496
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	2,135	2,269,206
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	3,620	3,823,915

64	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34-6/30/42	$10,230	$10,917,647
Pennsylvania St Series 2011 5.00%, 11/15/29(b)	10,000	11,334,000
Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(c)	1,300	1,284,790
6.50%, 6/01/45(c)	2,390	2,360,484
6.625%, 6/01/50(c)	4,150	4,097,129

		70,532,294

Puerto Rico – 0.6%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	11,205	10,631,752
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	1,665	1,424,308

		12,056,060

Rhode Island – 0.5%
Rhode Island Health & Educational Building Corp. (Tockwotton Home) Series 2011 8.375%, 1/01/46	8,500	9,663,990

South Carolina – 0.5%
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	10,000	10,684,900

Tennessee – 1.1%
Chattanooga Health Educational & Housing Facility Board (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,289,119

AB MUNICIPAL INCOME FUND •	65

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	$2,455	$2,588,282
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc. (The)) Series 2012 5.00%, 12/01/32	2,200	2,267,914
5.25%, 12/01/42	5,700	5,838,225
5.375%, 12/01/47	1,700	1,749,062
Series 2014 5.25%, 12/01/44-12/01/49	4,325	4,390,000

		22,122,602

Texas – 8.1%
Austin Convention Enterprises, Inc. Series 2006B 6.00%, 1/01/20(a)	1,195	1,263,485
Central Texas Regional Mobility Authority Series 2011 6.00%, 1/01/41	5,600	6,604,808
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/40	4,715	5,198,712
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	12,845	13,484,938
Series 2015B 5.00%, 7/15/30-7/15/35	4,655	4,904,618
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2011 5.75%, 8/15/41	1,000	1,101,530
Series 2012 5.00%, 8/15/32-8/15/42	6,470	6,897,438
Series 2013 6.00%, 8/15/43	1,000	1,156,740
Dallas/Fort Worth International Airport Series 2013A 5.00%, 11/01/29	5,155	5,701,842
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	6,300	6,678,126

66	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Grand Parkway Transportation Corp. Series 2013B 5.00%, 4/01/53	$5,100	$5,536,917
Harrison County Health Facilities Development Corp. (Good Shepherd Hospital Obligated Group) Series 2010 5.25%, 7/01/28	1,565	1,556,158
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	9,600	11,226,912
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.) Series 2014 5.125%, 2/15/42	2,000	2,070,100
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	3,100	3,104,433
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	10,506,224
North Texas Tollway Authority Series 2015A 5.00%, 1/01/38	5,000	5,444,250
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	2,000	2,337,760
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.125%, 1/01/41	4,360	4,409,530
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38	7,800	8,745,594
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	750	761,325
5.50%, 11/15/22	4,000	4,138,600
Series 2014 5.625%, 11/15/41	3,250	3,305,868

AB MUNICIPAL INCOME FUND •	67

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2010 8.125%, 11/15/44	$5,000	$5,833,050
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	1,981,240
8.25%, 11/15/44	3,500	3,472,945
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	3,960	4,182,586
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	7,810	9,367,939
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	6,450	7,638,735
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	527,465
5.25%, 8/15/42	2,375	2,417,536
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.00%, 1/01/32	8,155	8,931,682
7.125%, 1/01/46	860	936,187
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System) Series 2007A 5.375%, 11/01/37	1,500	1,561,260
Viridian Municipal Management District Series 2011 9.00%, 12/01/37	3,000	3,638,850

		166,625,383

68	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah – 0.7%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31	$3,685	$4,021,957
Utah State Charter School Finance Authority Series 2010 8.25%, 7/15/18 (Pre-refunded/ETM)	2,000	2,467,160
Utah State Charter School Finance Authority (Early Light Academy, Inc.) Series 2010 8.50%, 7/15/46	2,000	2,416,180
Utah State Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	2,044,479
Utah State Charter School Finance Authority (Vista at Entrada School of Performing Arts & Technology) Series 2012 6.30%, 7/15/32	850	907,052
6.55%, 7/15/42	1,890	1,998,599

		13,855,427

Vermont – 0.1%
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33	3,100	3,175,206

Virginia – 5.1%
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43	1,970	1,990,173
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	4,600	4,893,986
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,623,807
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42-7/01/47	5,970	6,021,702

AB MUNICIPAL INCOME FUND •	69

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lower Magnolia Green Community Development Authority Series 2015 5.00%, 3/01/45(a)	$3,750	$3,647,550
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36	2,915	3,349,160
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	40,835	28,513,855
Virginia College Bldg Auth Virginia Lease 21st Century College Prog Series 2013A 5.00%, 2/01/28(b)	9,200	10,662,156
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/35-7/01/45	4,310	4,520,103
Virginia Commonwealth Transp Brd Tr Series 2011 5.00%, 5/15/26(b)	8,275	9,620,598
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	6,240	6,821,006
5.50%, 1/01/42	17,045	18,475,757

		105,139,853

Washington – 5.1%
Seattle WA Mun Light & Pwr Series 2011A 5.00%, 2/01/26(b)	7,500	8,711,475
Washington Health Care Facilities Authority Series 2012 5.00%, 12/01/21 (Pre-refunded/ETM)	9,390	11,166,870
Washington Health Care Facilities Authority (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	3,355	3,681,878
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2012A 5.00%, 8/15/44	4,000	4,323,200
Washington Health Care Facilities Authority (Providence Health & Services Obligated Group) Series 2012A 5.00%, 10/01/42(h)	11,850	12,885,808

70	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.25%, 10/01/46	$3,250	$3,450,558
Washington St GO 5.00%, 7/01/24(b)	5,000	5,831,150
Series 2011B 5.00%, 7/01/25(b)	10,000	11,630,500
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	18,350	19,477,791
Washington State Housing Finance Commission (Riverview Retirement Community) Series 2012 5.00%, 1/01/48	5,315	5,324,726
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	4,185	4,542,817
Washington State Housing Finance Commission (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	14,055	13,653,858

		104,680,631

West Virginia – 0.4%
West Virginia Hospital Finance Authority (West Virginia United Health System, Inc.) Series 2013A 5.50%, 6/01/44	7,050	7,900,583

Wisconsin – 0.7%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(a)	435	518,007
University of Wisconsin Hospitals & Clinics Authority Series 2013A 5.00%, 4/01/38	6,485	7,085,381
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44	1,100	1,153,900
6.00%, 11/15/49	1,500	1,595,565

AB MUNICIPAL INCOME FUND •	71

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Roseman University Health Sciences) Series 2015 5.875%, 4/01/45	$1,740	$1,700,345
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/38(a)	1,725	1,706,163

		13,759,361

Total Long-Term Municipal Obligations (cost $1,984,591,348)		2,090,910,194

Short-Term Municipal Notes – 3.8%
California – 1.5%
City of Big Bear Lake CA (Southwest Gas Corp.) Series 2012A 0.10%, 12/01/28(i)	30,000	30,000,000

Connecticut – 0.7%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2005Y-2 0.07%, 7/01/35(i)	15,000	15,000,000

Mississippi – 1.0%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2009A 0.13%, 12/01/30(i)	10,800	10,800,000
Series 2009E 0.06%, 12/01/30(i)	10,200	10,200,000

		21,000,000

Texas – 0.5%
Gulf Coast Waste Disposal Authority (Exxon Mobil Corp.) Series 2001B 0.06%, 6/01/25(i)	7,700	7,700,000
Lower Neches Valley Authority Industrial Development Corp. (Exxon Mobil Corp.) Series 2001B 0.06%, 11/01/29(i)	3,690	3,690,000

		11,390,000

72	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyoming – 0.1%
County of Lincoln WY (Exxon Mobil Corp.) Series 1985 0.06%, 8/01/15(i)	$2,220	$2,220,000

Total Short-Term Municipal Notes (cost $79,610,000)		79,610,000

Total Municipal Obligations (cost $2,064,201,348)		2,170,520,194

	Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
IRS Swaption, Citibank, NA Expiration: Dec 2015, Pay 3.15%, Receive 3-Month LIBOR(j)	10,000	195,827
IRS Swaption, Citibank, NA Expiration: Aug 2015, Pay 3.42%, Receive 3-Month LIBOR(j)	30,000	54,075
IRS Swaption, Citibank, NA Expiration: Aug 2015, Pay 3.00%, Receive 3-Month LIBOR(j)	60,000	82,036

Total Options Purchased Put (premiums paid $3,873,500)		331,938

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(k)(l) (cost $9,808,372)	9,808,372	9,808,372

Total Investments – 105.7% (cost $2,077,883,220)		2,180,660,504
Other assets less liabilities – (5.7)%		(118,264,658)

Net Assets – 100.0%		$2,062,395,846

AB MUNICIPAL INCOME FUND •	73

AB High Income Municipal Portfolio—Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.37%	$4,331	$350,221	$67,822
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	64,864
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	55,226
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	51,142
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	6,150	497,313	57,499
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	43,205
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	30,588
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	42,591
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	20,439
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	25,200
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	3,032	245,179	20,589
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	28,147
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,573	369,791	32,987
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	20,221
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	35,663
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	16,500	1,334,253	255,972
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	6,366	514,779	99,690
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	2,772	224,155	19,308
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.37	4,331	350,221	33,133

				$7,738,343	$1,004,286

*	Termination date

74	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$22,500	6/01/46	2.72%	3 Month LIBOR	$(2,897)
Morgan Stanley & Co., LLC/(CME Group)	50,000	6/01/26	2.478%	3 Month LIBOR	(144,290)

					$(147,187)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$15,000	12/02/24	3.013%		SIFMA *	$(1,972,286)
JPMorgan Chase Bank	8,500	7/09/25	SIFMA	*	3.167%	1,234,804
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA	*	3.073%	300,998
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA	*	2.965%	345,175

						$(91,309)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $101,570,839 or 4.9% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Variable rate coupon, rate shown as of May 31, 2015.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of these securities amounted to $10,405,372 or 0.50% of net assets.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

AB MUNICIPAL INCOME FUND •	75

AB High Income Municipal Portfolio—Portfolio of Investments

(j)	Non-income producing security.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.0% and 0.5%, respectively.

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDX-NAHY	– North American High Yield Credit Default Swap Index
CME	– Chicago Mercantile Exchange
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
INTRCONX	– Inter-Continental Exchange
IRS	– Interest Rate Swap
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation
OSF	– Order of St. Francis
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

76	• AB MUNICIPAL INCOME FUND

AB High Income Municipal Portfolio—Portfolio of Investments

AB CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.6%
Long-Term Municipal Bonds – 102.6%
California – 100.5%
Banning Utility Authority NATL Series 2005 5.25%, 11/01/30	$8,405	$8,905,434
Bay Area Toll Authority Series 2009F-1 5.25%, 4/01/19 (Pre-refunded/ETM)	7,500	8,617,725
Series 2010S-2 5.00%, 10/01/30	2,350	2,689,199
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	14,315,390
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,414,032
California Econ Recovery Series 2009A 5.25%, 7/01/19 (Pre-refunded/ETM)	5,725	6,637,565
California Educational Facilities Authority (University of the Pacific) Series 2004 5.00%, 11/01/20	1,000	1,002,450
5.25%, 5/01/34	790	791,975
Series 2006 5.00%, 11/01/21	990	1,008,434
Series 2012A 5.00%, 11/01/30	1,250	1,410,338
California Health Facilities Financing Authority (Dignity Health Obligated Group) Series 2008G 5.50%, 7/01/25	3,180	3,551,996
California Health Facilities Financing Authority (St Joseph Health System Obligated Group) Series 2013A 5.00%, 7/01/33	5,000	5,606,200
California Municipal Finance Authority (Azusa Pacific University) Series 2015B 5.00%, 4/01/35-4/01/41	5,960	6,372,450
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2014 5.25%, 1/01/45	1,295	1,243,342

AB MUNICIPAL INCOME FUND •	77

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (UTS Bioenergy LLC) Series 2011A-1 7.50%, 12/01/32	$2,745	$2,659,466
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(a)	11,550	12,006,918
California School Finance Authority (Alliance College-Ready Public Schools Facilities Corp.) Series 2015A 5.00%, 7/01/45(a)	4,000	4,220,200
California School Finance Authority (Kipp LA) Series 2014A 5.00%, 7/01/34	600	622,134
California School Finance Authority (View Park Elementary & Middle Schools) Series 2014A 5.625%, 10/01/34	575	582,234
5.875%, 10/01/44	1,000	1,013,880
6.00%, 10/01/49	715	724,095
California State Public Works Board (California State Public Works Board Lease) Series 2012A 5.00%, 4/01/37	6,475	7,092,974
XLCA Series 2005B 5.00%, 11/01/30	4,270	4,343,444
California Statewide Communities Development Authority (American Baptist Homes of the West) Series 2015 5.00%, 10/01/26-10/01/45	5,645	6,086,158
California Statewide Communities Development Authority (Buck Institute for Research on Aging) AGM Series 2014 5.00%, 11/15/34-11/15/44	4,500	5,043,695
California Statewide Communities Development Authority (Highland Creek Associates LP/CA) Series 2001K 5.40%, 4/01/34	5,240	5,244,454
California Statewide Communities Development Authority (KDF Santa Paula LP) Series 1998D 5.43%, 5/01/28	1,655	1,656,142

78	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44	$1,800	$1,810,530
5.375%, 11/01/49	2,500	2,509,950
Capistrano Unified School District School Facilities Improvement District No 1 AGM Series 2001B Zero Coupon, 8/01/25	8,000	5,409,200
City of Encinitas CA (City of Encinitas CA CFD No 1) Series 2012 5.00%, 9/01/26-9/01/29	2,800	3,056,214
City of Irvine CA (City of Irvine CA Assessment Dist No 13-1) Series 2013 5.00%, 9/02/27-9/02/29	1,760	1,974,974
City of Long Beach CA (City of Long Beach CA Marina Revenue) Series 2015 5.00%, 5/15/32-5/15/45(b)	5,600	5,967,552
City of Los Angeles CA Wastewater System Revenue Series 2013B 5.00%, 6/01/31	5,000	5,755,950
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,514,355
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	14,522,718
City of Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	33,484,125
City of Palo Alto CA (City of Palo Alto CA University Avenue AD) Series 2012 5.00%, 9/02/25-9/02/30	3,290	3,671,703
City of Redding CA NATL Series 1992 12.185%, 7/01/22 (Pre-refunded/ETM)(c)	970	1,298,529
City of Riverside CA Sewer Series 2015 5.00%, 8/01/33	10,090	11,271,842

AB MUNICIPAL INCOME FUND •	79

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of San Francisco CA Public Utilities Commission Water Revenue Series 2009B 5.00%, 11/01/27	$4,705	$5,368,546
City of San Jose CA Hotel Tax Revenue Series 2011 6.125%, 5/01/31	5,000	5,956,800
City of Santa Clara CA Electric Revenue Series 2011A 5.00%, 7/01/30	1,810	2,041,879
Coachella Valley Unified School District/CA COP AMBAC Series 2007 5.00%, 9/01/16 (Pre-refunded/ETM)	2,500	2,644,525
County of Orange CA COP AMBAC Series 1991 6.00%, 6/01/19 (Pre-refunded/ETM)	555	619,369
County of San Bernardino CA COP Series 2009A 5.25%, 8/01/26	1,635	1,841,926
East Palo Alto Public Finance Authority AGC Series 2005A 5.00%, 10/01/25	5,070	5,153,047
Fullerton Redevelopment Agency Successor Agency (Marshall B Ketchum University) AGC Series 2004 5.00%, 4/01/21	3,250	3,459,723
Garden Grove Unified School District Series 2013C 5.00%, 8/01/32	2,535	2,875,932
Irvine Public Facilities & Infrastructure Authority Series 2012A 4.00%, 9/02/22	1,350	1,396,737
4.25%, 9/02/24	1,525	1,577,948
Lake Elsinore Public Financing Authority Series 2015 5.00%, 9/01/31-9/01/35	4,925	5,256,085
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/28-11/01/30	11,485	13,120,721
Los Angeles County Sanitation Districts Financing Authority Series 2015A 5.00%, 10/01/33-10/01/34(b)	6,100	6,785,915

80	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power PWR AMBAC Series 2007A-2 5.00%, 7/01/24	$5,250	$5,695,463
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 7/01/25(d)	8,000	9,410,000
Los Angeles Unified School District/CA COP Series 2012B 5.00%, 10/01/28-10/01/29	9,220	10,510,896
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 5.875%, 3/01/32	1,580	1,811,012
6.00%, 3/01/36	1,125	1,293,705
AMBAC Series 2005 5.00%, 3/01/26	1,900	1,904,997
Oakland Unified School District/Alameda County NATL Series 2007 5.00%, 8/01/22	8,975	9,728,451
Orange County Transportation Authority Series 2013 5.00%, 8/15/29	2,360	2,684,217
Oxnard Financing Authority AGM Series 2014 5.00%, 6/01/31	5,250	5,797,732
Placentia-Yorba Linda Unified School District COP NATL Series 2006 5.00%, 10/01/27	4,200	4,256,994
Port of Los Angeles Series 2009C 5.00%, 8/01/26	21,450	24,513,703
Poway Unified School District (Poway Unified School District CFD No 6) Series 2012 5.00%, 9/01/26	975	1,102,433
Poway Unified School District Public Financing Authority Series 2015A 5.00%, 9/01/33-9/01/34	2,500	2,686,520
Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,327,232
6.00%, 9/01/30	1,395	1,643,282

AB MUNICIPAL INCOME FUND •	81

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Riverside County Transportation Commission Series 2013A 5.25%, 6/01/32	$9,165	$10,713,335
Rocklin Unified School District Community Facilities District NATL Series 2004 5.00%, 9/01/25	1,000	1,003,020
Sacramento City Unified School District/CA AGM Series 2015 5.00%, 7/01/30	5,500	6,223,525
Sacramento County Housing Authority (Verandas A Senior Community) Series 2000H 5.70%, 3/01/34	2,875	2,882,360
Sacramento Regional Transit District Series 2012 5.00%, 3/01/36-3/01/42	4,250	4,574,423
San Diego County Water Authority Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,523,250
San Diego Public Facilities Financing Authority Series 2010A 5.25%, 3/01/25	15,000	17,310,150
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	3,180	3,652,834
San Francisco City & County Airports Comm-San Francisco International Airport Series 2014A 5.00%, 5/01/40	7,500	8,109,900
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010A 4.90%, 5/01/29	2,200	2,456,212
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,854,580
AGM Series 2000A 6.125%, 1/01/27	1,480	1,485,994
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/29	1,310	1,441,301

82	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Joaquin Hills Transportation Corridor Agency Series 1993 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	$20,000	$18,694,600
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	18,208,000
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(e)	25,000	21,196,250
Santa Ana Unified School District Series 2008A 5.25%, 8/01/28	5,400	6,017,490
Southern California Public Power Authority Series 2009A 5.00%, 7/01/23	3,200	3,598,208
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 7/01/33-7/01/34	8,200	9,406,460
Southwestern Community College District NATL Series 2005 5.00%, 8/01/24	1,000	1,027,950
State of California Series 2003 5.00%, 2/01/32	265	265,898
Series 2004 5.30%, 4/01/29	5	5,018
Series 2013 5.00%, 2/01/31-11/01/31	10,000	11,441,100
Series 2014 5.00%, 12/01/30	2,000	2,312,580
State of California Department of Water Resources Series 2008AE 5.00%, 6/01/18 (Pre-refunded/ETM)	7,485	8,361,343
Series 2009A 5.00%, 12/01/18 (Pre-refunded/ETM)	1,295	1,462,910
State of California Department of Water Resources WTR Series 2008 5.00%, 12/01/24-12/01/27	195	216,296
Series 2009A 5.00%, 12/01/29	930	1,042,102
Stockton Public Financing Authority AGC Series 2006A 5.00%, 9/01/17	2,285	2,305,679

AB MUNICIPAL INCOME FUND •	83

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tejon Ranch Public Facilities Finance Authority Series 2012 5.25%, 9/01/26-9/01/28	$2,375	$2,540,340
5.50%, 9/01/30-9/01/33	2,135	2,300,235
Torrance Unified School District Series 2015 4.00%, 8/01/32	2,500	2,643,375
University of California Series 2013A 5.00%, 5/15/32	9,000	10,353,870
Series 2014A 5.25%, 5/15/32	5,000	5,933,300
Series 2015I 5.00%, 5/15/32	4,000	4,627,800
Walnut Energy Center Authority Series 2014 5.00%, 1/01/31-1/01/32	7,700	8,824,235
West Contra Costa Healthcare District AMBAC Series 2004 5.375%, 7/01/21-7/01/24	4,720	4,735,798

		594,327,477

Arizona – 0.2%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	975	937,014

Massachusetts – 0.5%
Commonwealth of Massachusetts NATL Series 2000G 0.105%, 12/01/30(c)(f)	3,150	2,939,794

Nevada – 0.4%
Henderson Local Improvement Districts AGM Series 2007A 5.00%, 3/01/22	2,290	2,485,818

Puerto Rico – 0.1%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2008 5.125%, 12/01/27	295	316,473

84	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	$3,050	$3,658,414
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,525	1,806,058

		5,464,472

Total Municipal Obligations (cost $550,213,812)		606,471,048

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(g)(h) (cost $16,125,713)	16,125,713	16,125,713

Total Investments – 105.3% (cost $566,339,525)		622,596,761
Other assets less liabilities – (5.3)%		(31,515,329)

Net Assets – 100.0%		$591,081,432

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank	$6,500	1/25/26	SIFMA*		4.108%	$1,551,769
Merrill Lynch Capital Services Inc.	14,500	7/30/26	4.090%		SIFMA*	(3,514,290)
Merrill Lynch Capital Services Inc.	15,000	11/15/26	4.378%		SIFMA*	(4,105,873)
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA	*	4.129%	182,093

						$(5,886,301)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

AB MUNICIPAL INCOME FUND •	85

AB California Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the aggregate market value of these securities amounted to $16,227,118 or 2.7% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Variable rate coupon, rate shown as of May 31, 2015.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of this security amounted to $2,939,794 or 0.50% of net assets.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 14.8% and 0.8%, respectively.

Glossary:

AD	– Assessment District
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

86	• AB MUNICIPAL INCOME FUND

AB California Portfolio—Portfolio of Investments

AB NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

May 31, 2015

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.4%
Long-Term Municipal Bonds – 96.4%
New York – 93.3%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$5,010,971
Albany Industrial Development Agency Series 2008A 5.75%, 11/15/17 (Pre-refunded/ETM)	795	886,989
Build NYC Resource Corp. (City University of New York (The)) Series 2014A 5.00%, 6/01/30-6/01/34	2,980	3,397,610
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/29	2,305	2,495,186
5.50%, 11/01/44	1,625	1,719,088
Build NYC Resource Corp. (YMCA of Greater New York) Series 2012 5.00%, 8/01/32	1,000	1,094,240
City of New York NY Series 2007C 5.00%, 1/01/21	1,575	1,675,926
Series 2014A 5.00%, 8/01/31	2,000	2,292,360
Series 2014J 5.00%, 8/01/30	10,000	11,513,400
City of Newburgh NY Series 2012A 5.25%, 6/15/28	1,065	1,156,089
5.50%, 6/15/32	1,320	1,435,262
County of Onondaga NY (Syracuse University) Series 2011 5.00%, 12/01/28-12/01/29	2,135	2,445,576
Dutchess County Industrial Development Agency (Bard College) Series 2007A-1 5.00%, 8/01/19-8/01/21	1,450	1,512,791
Dutchess County Local Development Corp. (Health Quest Systems, Inc.) Series 2014A 5.00%, 7/01/44	4,175	4,509,877

AB MUNICIPAL INCOME FUND •	87

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

East Rochester Housing Authority (St John’s Health Care Corp.) Series 2010A 5.00%, 4/20/27	$2,550	$2,921,535
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2010A 5.00%, 5/15/22	5,000	5,829,250
Series 2011C 5.00%, 12/01/28	7,260	8,464,870
Glen Cove Industrial Development Agency Series 1992B
Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	11,050,870
Hempstead Town Local Development Corp. (Hofstra University) Series 2011 5.00%, 7/01/28	650	729,008
Hempstead Town Local Development Corp. (Molloy College) Series 2014 5.00%, 7/01/34-7/01/39	2,945	3,204,984
Housing Development Corp./NY Series 2002A 5.50%, 11/01/34	5	5,005
Jefferson County Industrial Development Agency (ReEnergy Black River LLC/Old) Series 2014 5.25%, 1/01/24	1,000	995,860
Long Island Power Authority Series 2012B 5.00%, 9/01/27	2,500	2,809,425
Series 2014A 5.00%, 9/01/35	1,000	1,100,940
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/29	4,300	4,860,075
Series 2012F 5.00%, 11/15/27	7,070	8,145,206
Series 2014B 5.00%, 11/15/44	12,000	13,159,920
Monroe County Industrial Development Agency (Southview Towers LP) Series 2000 6.25%, 2/01/31	1,130	1,130,791

88	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Rochester General Hospital (The)) Series 2013A 5.00%, 12/01/42	$4,010	$4,248,795
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32	1,590	1,578,743
Series 2014C 2.00%, 1/01/49	572	45,799
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital) Series 2012 5.00%, 7/01/31-7/01/37	6,195	6,720,506
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital) Series 2012 5.00%, 7/01/32-7/01/42	5,435	5,910,554
New York City Municipal Water Finance Authority Series 2009FF 5.00%, 6/15/27	15,110	17,077,171
Series 2013BB 5.00%, 6/15/46	5,000	5,513,850
New York City Transitional Finance Authority Building Aid Revenue NATL Series 2006S-1 5.00%, 7/15/21	7,000	7,503,020
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 5/01/23 (Pre-refunded/ETM)	5	6,084
5.00%, 5/01/32-5/01/33	12,495	14,163,948
New York City Trust for Cultural Resources (American Museum of Natural History (The)) Series 2014A 5.00%, 7/01/33	4,080	4,689,185
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/31	9,675	10,708,967

AB MUNICIPAL INCOME FUND •	89

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York Convention Center Development Corp. AMBAC Series 2005 5.00%, 11/15/30	$10,000	$10,201,500
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/44(a)	2,250	2,283,817
New York Liberty Development Corp. (4 World Trade Center LLC) Series 2011 5.00%, 11/15/31	2,225	2,500,811
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(b)(c)	792	8
New York Power Authority (The) NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	4,053,993
New York State Dormitory Authority Series 2007A 5.00%, 7/01/17 (Pre-refunded/ETM)	1,200	1,304,688
Series 2007B 5.25%, 7/01/17 (Pre-refunded/ETM)	570	611,416
Series 2008A 5.00%, 7/01/18 (Pre-refunded/ETM)	4,220	4,697,662
5.75%, 7/01/18 (Pre-refunded/ETM)	5,165	5,866,252
New York State Dormitory Authority (Barnard College) Series 2015A 4.00%, 7/01/32	1,300	1,345,825
New York State Dormitory Authority (Cabrini of Westchester) Series 2006 5.10%, 2/15/26	1,850	2,025,398
New York State Dormitory Authority (Cornell University) Series 2008B 5.00%, 7/01/27	4,925	5,678,673
Series 2008C 5.00%, 7/01/29	2,000	2,292,480
Series 2009A 5.00%, 7/01/25	2,465	2,833,468
New York State Dormitory Authority (County of Westchester NY Lease) Series 2006A 5.00%, 8/01/17	9,510	10,008,229

90	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Eger Health Care & Rehabilitation Center) Series 2000 6.10%, 8/01/37	$845	$848,160
New York State Dormitory Authority (Manhattan College) AGC Series 2007A 5.00%, 7/01/27	2,445	2,620,429
New York State Dormitory Authority (Montefiore Medical Center) NATL Series 2004 5.00%, 8/01/23	1,860	1,866,361
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,672,846
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2012A 5.00%, 5/15/27	2,700	3,137,508
Series 2013A 5.25%, 7/01/30	2,000	2,328,440
New York State Dormitory Authority (New York State Pers Income Tax) Series 2012A 5.00%, 12/15/30(d)	7,980	9,241,159
New York State Dormitory Authority (North Shore-Long Island Jewish Health Care, Inc.) Series 2007A 5.00%, 5/01/22	1,405	1,504,179
New York State Dormitory Authority (NYU Hospitals Center) Series 2014 5.00%, 7/01/31	1,000	1,124,870
New York State Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.) Series 2006 5.00%, 11/01/21	1,000	1,030,770
New York State Dormitory Authority (Rochester Institute of Technology) Series 2010 5.00%, 7/01/23-7/01/25	5,335	6,168,428
New York State Dormitory Authority (Saints Joachim & Anne Nursing & Rehabilitation Center) Series 2002 5.25%, 7/01/27	1,000	1,000,000

AB MUNICIPAL INCOME FUND •	91

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (St John’s University/NY) Series 2015A 5.00%, 7/01/33-7/01/34	$2,000	$2,272,900
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/27	2,350	2,586,198
New York State Dormitory Authority (State University of New York) Series 2010A 5.00%, 7/01/27-7/01/31	9,285	10,719,706
Series 2011A 5.00%, 7/01/28	6,690	7,684,402
New York State Dormitory Authority (Teachers College) Series 2012 5.00%, 7/01/34	2,535	2,794,888
Series 2012A 5.00%, 7/01/31	1,200	1,339,836
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.193%, 1/01/39(e)(f)	3,000	2,661,276
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.508%, 4/01/34(e)(f)	900	847,219
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2010A 5.00%, 6/15/29	2,000	2,313,940
New York State Thruway Authority AMBAC Series 2005B 5.00%, 10/01/15 (Pre-refunded/ETM)	995	1,010,771
New York State Thruway Authority (New York State Thruway Authority Ded Tax) AMBAC Series 2005B 5.00%, 4/01/21	6,505	6,608,104
NATL Series 2005B 5.00%, 4/01/17	10,000	10,152,800

92	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 1/01/31-1/01/32	$15,000	$17,057,050
New York State Thruway Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/26-3/15/27	11,000	12,300,760
Series 2010A 5.00%, 3/15/28	5,000	5,764,650
Onondaga Civic Development Corp. (St Joseph’s Hospital Health Center) Series 2012 5.00%, 7/01/42	2,610	2,670,787
Series 2014A 5.125%, 7/01/31	1,250	1,347,225
Onondaga County Industrial Development Agency (Bristol-Myers Squibb Co.) Series 1994 5.75%, 3/01/24	4,000	4,944,400
Orange County Funding Corp. (Mount St Mary College) Series 2012A 5.00%, 7/01/37	1,320	1,397,286
Otsego County Capital Resource Corp. (Hartwick College) Series 2015A 5.00%, 10/01/30-10/01/45	10,020	10,719,436
Port Authority of New York & New Jersey Series 2010 5.00%, 7/15/31	13,000	14,792,570
Series 2013178 5.00%, 12/01/31	5,000	5,613,400
Series 2014 5.00%, 9/01/31	5,000	5,617,150
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	6,820	6,843,052
Rensselaer County Industrial Development Agency (Rensselaer Polytechnic Institute) Series 2006 5.00%, 3/01/26	7,505	7,737,280
Sachem Central School District NATL Series 2006 5.00%, 10/15/21-10/15/22	5,415	5,734,160

AB MUNICIPAL INCOME FUND •	93

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seneca County Industrial Development Agency (New York Chiropractic College) Series 2007 5.00%, 10/01/27	$925	$984,515
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	5,990	6,686,218
Series 2014C 5.00%, 7/01/31	2,500	2,812,175
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2010 5.875%, 12/01/30	2,340	2,587,291
Suffolk County Industrial Development Agency (New York Institute of Technology) Series 2000 5.00%, 3/01/26	1,150	1,159,706
Triborough Bridge & Tunnel Authority Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	6,715	7,162,152
Series 2008D 5.00%, 11/15/26	10,000	11,186,800
Series 2011A 5.00%, 1/01/28	5,000	5,727,650
Series 2013C 5.00%, 11/15/32	5,000	5,695,000
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010A 5.00%, 9/01/30	3,000	3,357,000
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	1,175	1,178,090
Utility Debt Securitization Authority Series 2013T 5.00%, 12/15/31	10,000	11,618,300
Westchester County Healthcare Corp/NY Series 2010B 6.00%, 11/01/30	1,000	1,157,440
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	1,800	1,962,036

94	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yonkers Industrial Development Agency (Michael Malotz Skilled Nursing Pavilion) NATL Series 1999 5.65%, 2/01/39	$655	$674,571

		495,447,286

Arizona – 0.3%
Dove Mountain Resort Community Facilities District Series 2001 6.75%, 12/01/16	690	663,118
Goodyear Industrial Development Authority (Liberty Utilities Litchfield Park Water & Sewer Corp.) Series 2001 6.75%, 10/01/31	1,000	1,003,220

		1,666,338

Florida – 0.2%
Hammock Bay Community Development District Series 2004A 6.15%, 5/01/24	525	527,777
Marshall Creek Community Development District Series 2002 6.625%, 5/01/32(c)	825	725,951

		1,253,728

Georgia – 0.1%
City of Atlanta GA (Eastside Project/Atlanta) Series 2005B 5.60%, 1/01/30	500	501,700

Guam – 0.1%
Guam Government Waterworks Authority Series 2005 6.00%, 7/01/15 (Pre-refunded/ETM)	500	502,230

North Carolina – 0.2%
North Carolina Medical Care Commission Series 2005A 6.125%, 10/01/15 (Pre-refunded/ETM)	1,000	1,019,540

Ohio – 0.2%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 10.635%, 8/01/25	119	93,077
Series 2004A 7.125%, 8/01/25(c)	1,200	953,952

		1,047,029

AB MUNICIPAL INCOME FUND •	95

AB New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.8%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	$1,795	$1,837,918
Series 2008 5.125%, 12/01/27	1,495	1,603,821
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.125%, 4/01/32	1,000	880,840

		4,322,579

Texas – 1.2%
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	2,700	3,238,596
7.50%, 6/30/32	1,225	1,505,353
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	1,350	1,598,805

		6,342,754

Total Municipal Obligations (cost $483,850,132)		512,103,184

	Shares
SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(g)(h) (cost $18,572,175)	18,572,175	18,572,175

Total Investments – 99.9% (cost $502,422,307)		530,675,359
Other assets less liabilities – 0.1%		285,207

Net Assets – 100.0%		$530,960,566

96	• AB MUNICIPAL INCOME FUND

AB New York Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA*	4.108%	$525,214

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2015, the market value of this security amounted to $2,283,817 or 0.4% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(e)	Variable rate coupon, rate shown as of May 31, 2015.

(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2015 and the aggregate market value of these securities amounted to $3,508,495 or 0.66% of net assets.

(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of May 31, 2015, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.8% and 0.2%, respectively.

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	97

AB New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2015

	AB National		AB High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,000,539,585 and $2,068,074,848, respectively)	$1,046,481,249		$2,170,852,132
Affiliated issuers (cost $12,811,579 and $9,808,372, respectively)	12,811,579		9,808,372
Cash	126		833
Cash collateral due from broker	– 0	–	9,332,100
Dividends and interest receivable	15,298,417		34,098,833
Receivable for capital stock sold	4,746,434		11,678,646
Receivable for investment securities sold	680,000		7,990,928
Unrealized appreciation on interest rate swaps	370,060		1,880,977

Total assets	1,080,387,865		2,245,642,821

Liabilities
Payable for investment securities purchased	10,838,552		8,968,925
Payable for floating rate notes issued(a)	5,700,000		159,630,000
Payable for capital stock redeemed	1,521,148		7,732,337
Dividends payable	576,937		2,271,850
Advisory fee payable	353,156		804,226
Distribution fee payable	241,269		388,005
Transfer Agent fee payable	12,685		12,252
Administrative fee payable	7,324		8,268
Payable for variation margin on exchange-traded derivatives	– 0	–	226,195
Unrealized depreciation on interest rate swaps	– 0	–	1,972,286
Cash collateral due to broker	– 0	–	665,943
Other liabilities	22,022		430,484
Accrued expenses	128,576		136,204

Total liabilities	19,401,669		183,246,975

Net Assets	$1,060,986,196		$2,062,395,846

Composition of Net Assets
Capital stock, at par	$103,984		$184,140
Additional paid-in capital	1,040,363,883		2,001,381,130
Undistributed (distributions in excess of) net investment income	(375,039)		469,257
Accumulated net realized loss on investment transactions	(25,418,356)		(43,181,755)
Net unrealized appreciation on investments	46,311,724		103,543,074

	$1,060,986,196		$2,062,395,846

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

98	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$612,321,143	60,005,452	$10.20	*

Class B	$920,145	90,285	$10.19

Class C	$131,936,247	12,942,724	$10.19

Advisor Class	$315,808,661	30,945,144	$10.21

AB High Income Municipal Portfolio

Class A	$693,522,856	61,897,826	$11.20	*

Class C	$284,260,925	25,383,024	$11.20

Advisor Class	$1,084,612,065	96,858,758	$11.20

*	The maximum offering price per share for Class A of AB National Portfolio and AB High Income Municipal Portfolio were $10.52 and $11.55, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	99

Statement of Assets & Liabilities

	AB California	AB New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $550,213,812 and $483,850,132, respectively)	$606,471,048	$512,103,184
Affiliated issuers (cost $16,125,713 and $18,572,175, respectively)	16,125,713	18,572,175
Cash	126	126
Interest receivable	5,420,859	6,979,090
Unrealized appreciation on interest rate swaps	1,733,862	525,214
Receivable for capital stock sold	518,435	130,453
Receivable for investment securities sold	140,000	45,000

Total assets	630,410,043	538,355,242

Liabilities
Payable for investment securities purchased	24,113,342	– 0	–
Unrealized depreciation on interest rate swaps	7,620,163	– 0	–
Payable for floating rate notes issued(a)	4,445,000	5,940,000
Payable for capital stock redeemed	2,290,218	843,697
Dividends payable	367,991	156,327
Advisory fee payable	208,831	176,327
Distribution fee payable	164,987	153,300
Administrative fee payable	8,268	7,324
Other liabilities	15,658	14,332
Transfer Agent fee payable	5,664	7,031
Accrued expenses	88,489	96,338

Total liabilities	39,328,611	7,394,676

Net Assets	$591,081,432	$530,960,566

Composition of Net Assets
Capital stock, at par	$52,431	$53,515
Additional paid-in capital	544,322,058	520,086,852
Distributions in excess of net investment income	(326,793)	(164,796)
Accumulated net realized loss on investment transactions	(3,337,199)	(17,793,271)
Net unrealized appreciation on investments	50,370,935	28,778,266

	$591,081,432	$530,960,566

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

100	• AB MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

AB California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$440,324,045	39,057,003	$11.27	*

Class B	$187,983	16,672	$11.28

Class C	$83,677,278	7,424,102	$11.27

Advisor Class	$66,892,126	5,933,101	$11.27

AB New York Portfolio

Class A	$428,144,547	43,148,981	$9.92	*

Class B	$1,645,863	166,096	$9.91

Class C	$72,332,344	7,294,348	$9.92

Advisor Class	$28,837,812	2,905,551	$9.93

*	The maximum offering price per share for Class A of AB California Portfolio and AB New York Portfolio were $11.62 and $10.23, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	101

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	AB National
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Investment Income
Interest	$24,666,935	$41,681,536
Dividends – Affiliated issuers	2,997	6,311

Total income	24,669,932	41,687,847

Expenses
Advisory fee (see Note B)	2,661,415	4,216,476
Distribution fee – Class A	940,179	1,857,569
Distribution fee – Class B	5,912	21,779
Distribution fee – Class C	769,127	1,331,165
Transfer agency – Class A	143,590	273,170
Transfer agency – Class B	335	1,154
Transfer agency – Class C	32,671	60,246
Transfer agency – Advisor Class	68,859	77,932
Custodian	117,150	190,027
Registration fees	67,525	93,779
Audit and tax	47,406	57,895
Printing	37,608	59,683
Administrative	29,090	55,614
Legal	19,383	29,548
Directors’ fees	13,325	14,687
Miscellaneous	6,721	36,682

Total expenses before interest expense	4,960,296	8,377,406
Interest expense	33,181	52,041

Total expenses	4,993,477	8,429,447
Less: expenses waived and reimbursed by the Adviser (see Note B)	(287,952)	(481,922)

Net expenses	4,705,525	7,947,525

Net investment income	19,964,407	33,740,322

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	4,126,885	(14,948,420)
Swaps	193,402	256,335
Net change in unrealized appreciation/depreciation of:
Investments	(18,107,860)	53,725,544
Swaps	(166,841)	(225,064)

Net gain (loss) on investment transactions	(13,954,414)	38,808,395

Net Increase in Net Assets from Operations	$6,009,993	$72,548,717

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

102	• AB MUNICIPAL INCOME FUND

Statement of Operations

	AB High Income Municipal
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014
Investment Income
Interest	$61,039,935		$87,036,413
Dividends – Affiliated issuers	26,903		34,226

Total income	61,066,838		87,070,639

Expenses
Advisory fee (see Note B)	5,886,188		7,461,802
Distribution fee – Class A	1,077,158		1,811,042
Distribution fee – Class C	1,596,446		2,237,983
Transfer agency – Class A	111,206		189,314
Transfer agency – Class C	44,945		70,515
Transfer agency – Advisor Class	172,899		200,820
Custodian	145,915		223,200
Registration fees	104,906		198,878
Audit and tax	53,304		66,518
Printing	47,406		52,288
Administrative	28,559		54,934
Legal	18,334		29,548
Directors’ fees	13,326		14,683
Miscellaneous	9,990		49,194

Total expenses before interest expense	9,310,582		12,660,719
Interest expense	688,151		1,279,346

Total expenses	9,998,733		13,940,065
Less: expenses waived and reimbursed by the Adviser (see Note B)	(400,402)		(1,149,892)

Net expenses	9,598,331		12,790,173

Net investment income	51,468,507		74,280,466

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	4,786,224		(30,926,526)
Swaptions written	279,750		– 0	–
Swaps	(3,502,541)		(48,767)
Net change in unrealized appreciation/depreciation of:
Investments	(9,123,354)		160,258,025
Swaps	2,900,900		(2,232,960)

Net gain (loss) on investment transactions	(4,659,021)		127,049,772

Contributions from Affiliates (see Note B)	– 0	–	17,472

Net Increase in Net Assets from Operations	$46,809,486		$201,347,710

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	103

Statement of Operations

	AB California
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Investment Income
Interest	$14,578,884	$25,690,932
Dividends – Affiliated issuers	2,504	1,665

Total income	14,581,388	25,692,597

Expenses
Advisory fee (see Note B)	1,526,116	2,556,120
Distribution fee – Class A	697,209	1,335,686
Distribution fee – Class B	1,326	7,102
Distribution fee – Class C	488,665	834,185
Transfer agency – Class A	76,034	144,086
Transfer agency – Class B	63	274
Transfer agency – Class C	14,881	27,774
Transfer agency – Advisor Class	9,716	12,287
Custodian	87,983	147,706
Audit and tax	44,937	56,368
Administrative	28,887	54,807
Legal	18,334	29,548
Printing	15,339	29,264
Registration fees	14,147	25,558
Directors’ fees	13,326	14,683
Miscellaneous	5,033	25,379

Total expenses before interest expense	3,041,996	5,300,827
Interest expense	23,545	44,444

Total expenses	3,065,541	5,345,271
Less: expenses waived and reimbursed by the Adviser (see Note B)	(159,110)	(283,721)

Net expenses	2,906,431	5,061,550

Net investment income	11,674,957	20,631,047

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	2,902,425	(1,829,223)
Swaps	(518,951)	(2,977,074)
Net change in unrealized appreciation/depreciation of:
Investments	(10,591,179)	33,369,261
Swaps	(878,689)	1,005,257

Net gain (loss) on investment transactions	(9,086,394)	29,568,221

Net Increase in Net Assets from Operations	$2,588,563	$50,199,268

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

104	• AB MUNICIPAL INCOME FUND

Statement of Operations

	AB New York
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014
Investment Income
Interest	$12,263,503	$22,541,126
Dividends – Affiliated issuers	1,390	2,850

Total income	12,264,893	22,543,976

Expenses
Advisory fee (see Note B)	1,383,016	2,401,210
Distribution fee – Class A	677,739	1,314,673
Distribution fee – Class B	10,338	37,491
Distribution fee – Class C	420,064	745,597
Transfer agency – Class A	102,589	192,512
Transfer agency – Class B	519	1,932
Transfer agency – Class C	17,536	33,355
Transfer agency – Advisor Class	5,924	7,358
Custodian	85,732	145,074
Audit and tax	47,406	57,895
Administrative	29,090	55,614
Legal	19,383	29,548
Printing	19,140	36,562
Directors’ fees	13,325	14,686
Registration fees	10,478	23,581
Miscellaneous	5,031	25,058

Total expenses before interest expense	2,847,310	5,122,146
Interest expense	32,612	36,784

Total expenses	2,879,922	5,158,930
Less: expenses waived and reimbursed by the Adviser (see Note B)	(202,485)	(356,372)

Net expenses	2,677,437	4,802,558

Net investment income	9,587,456	17,741,418

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,566,317	(9,251,797)
Swaps	67,689	66,805
Net change in unrealized appreciation/depreciation of:
Investments	(6,426,672)	25,683,746
Swaps	56,435	92,451

Net gain (loss) on investment transactions	(4,736,231)	16,591,205

Net Increase in Net Assets from Operations	$4,851,225	$34,332,623

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	105

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

AB National
November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,964,407	$33,740,322	$37,477,106
Net realized gain (loss) on investment transactions	4,320,287	(14,692,085)	(14,091,357)
Net change in unrealized appreciation/depreciation of investments	(18,274,701)	53,500,480	(63,203,217)

Net increase (decrease) in net assets from operations	6,009,993	72,548,717	(39,817,468)
Dividends to Shareholders from
Net investment income
Class A	(11,873,071)	(22,764,029)	(25,736,465)
Class B	(16,034)	(65,472)	(121,066)
Class C	(2,076,231)	(3,970,573)	(4,651,132)
Advisor Class	(6,149,085)	(7,196,898)	(7,222,197)
Capital Stock Transactions
Net increase (decrease)	107,389,814	(33,734,278)	(77,781,548)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	– 0	–	16,997

Total increase (decrease)	93,285,386	4,817,467	(155,312,879)
Net Assets
Beginning of period	967,700,810	962,883,343	1,118,196,222

End of period (including distributions in excess of net investment income of ($375,039), ($418,427) and ($418,112), respectively)	$1,060,986,196	$967,700,810	$962,883,343

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

106	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

AB High Income Municipal
November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,468,507	$74,280,466	$64,726,653
Net realized gain (loss) on investment transactions	1,563,433	(30,975,293)	(5,798,591)
Net change in unrealized appreciation/depreciation of investments	(6,222,454)	158,025,065	(151,811,304)
Contributions from Affiliates (see Note B)	– 0	–	17,472	– 0	–

Net increase (decrease) in net assets from operations	46,809,486	201,347,710	(92,883,242)
Dividends to Shareholders from
Net investment income
Class A	(17,807,633)	(30,136,052)	(31,708,917)
Class C	(5,985,850)	(9,582,967)	(9,723,268)
Advisor Class	(29,355,600)	(34,577,183)	(23,981,422)
Capital Stock Transactions
Net increase	220,107,935	499,881,492	118,176,111

Total increase (decrease)	213,768,338	626,933,000	(40,120,738)
Net Assets
Beginning of period	1,848,627,508	1,221,694,508	1,261,815,246

End of period (including undistributed net investment income of $469,257, $662,956 and $778,550, respectively)	$2,062,395,846	$1,848,627,508	$1,221,694,508

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	107

Statement of Changes in Net Assets

	AB California
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,674,957		$20,631,047		$23,328,798
Net realized gain (loss) on investment transactions	2,383,474		(4,806,297)		(3,700,593)
Net change in unrealized appreciation/depreciation of investments	(11,469,868)		34,374,518		(35,755,246)

Net increase (decrease) in net assets from operations	2,588,563		50,199,268		(16,127,041)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,684,517)		(15,747,037)		(17,718,045)
Class B	(3,520)		(20,337)		(39,229)
Class C	(1,294,173)		(2,367,254)		(2,821,519)
Advisor Class	(1,200,723)		(1,474,866)		(1,440,486)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(1,280,780)
Class B	– 0	–	– 0	–	(4,103)
Class C	– 0	–	– 0	–	(261,726)
Advisor Class	– 0	–	– 0	–	(85,857)
Tax return of capital
Class A	– 0	–	– 0	–	(141,626)
Class B	– 0	–	– 0	–	(314)
Class C	– 0	–	– 0	–	(22,557)
Advisor Class	– 0	–	– 0	–	(11,513)
Capital Stock Transactions
Net increase (decrease)	24,353,556		(42,610,980)		(52,900,856)

Total increase (decrease)	15,759,186		(12,021,206)		(92,855,652)
Net Assets
Beginning of period	575,322,246		587,343,452		680,199,104

End of period (including distributions in excess of net investment income of ($326,793), ($393,455) and ($100,253), respectively)	$591,081,432		$575,322,246		$587,343,452

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

108	• AB MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	AB New York
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,587,456		$17,741,418		$21,719,015
Net realized gain (loss) on investment transactions	1,634,006		(9,184,992)		(9,900,520)
Net change in unrealized appreciation/depreciation of investments	(6,370,237)		25,776,197		(41,910,341)

Net increase (decrease) in net assets from operations	4,851,225		34,332,623		(30,091,846)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,058,903)		(15,051,037)		(18,119,416)
Class B	(25,922)		(104,499)		(202,855)
Class C	(1,050,345)		(2,042,325)		(2,596,232)
Advisor Class	(504,883)		(632,246)		(795,358)
Net realized gain on investment transactions
Class A	– 0	–	– 0	–	(952,920)
Class B	– 0	–	– 0	–	(15,683)
Class C	– 0	–	– 0	–	(175,207)
Advisor Class	– 0	–	– 0	–	(40,970)
Tax return of capital
Class A	– 0	–	– 0	–	(171,139)
Class B	– 0	–	– 0	–	(1,916)
Class C	– 0	–	– 0	–	(24,524)
Advisor Class	– 0	–	– 0	–	(7,512)
Capital Stock Transactions
Net increase (decrease)	6,635,473		(53,768,122)		(100,005,084)

Total increase (decrease)	1,846,645		(37,265,606)		(153,200,662)
Net Assets
Beginning of period	529,113,921		566,379,527		719,580,189

End of period (including distributions in excess of net investment income of ($164,796), ($226,342) and ($204,458), respectively)	$530,960,566		$529,113,921		$566,379,527

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	109

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Period November 1, 2014 to May 31, 2015(a)

	AB High Income Municipal*
Cash flows from operating activities
Net increase in net assets from operations		$46,809,486
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(1,312,230)
Increase in receivable for investments sold	(7,871,928)
Net accretion of bond discount and amortization of bond premium	2,896,544
Decrease in payable for investments purchased	(12,105,091)
Increase in accrued expenses and other liabilities	15,523
Increase in cash collateral due from broker	(5,107,263)
Purchases of long-term investments	(318,980,876)
Purchases of short-term investments	(448,694,704)
Proceeds from disposition of long-term investments	181,803,727
Proceeds from disposition of short-term investments	398,756,000
Proceeds from swaptions written, net	279,750
Proceeds on swaps, net	10,162
Payments for exchange-traded derivatives settlements	(121,158)
Net realized gain on investment transactions	(1,563,433)
Net change in unrealized appreciation/depreciation on investment transactions	6,222,454

Total adjustments		(205,772,523)

Net decrease in cash from operating activities		$(158,963,037)

Financing Activities:
Subscriptions of capital stock, net	189,852,000
Decrease in due to custodian	(24,303)
Cash dividends paid (net of dividend reinvestments)**	(24,198,827)
Decrease in payable for floating rate notes issued	(6,665,000)

Net increase in cash from financing activities		158,963,870

Net increase in cash		833
Net change in cash
Cash at beginning of period		—

Cash at end of period		$833

** Reinvestment of dividends	$29,515,669
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$688,151

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.
*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the period.

See notes to financial statements.

110	• AB MUNICIPAL INCOME FUND

Statement of Cash Flows

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2014

	AB High Income Municipal*
Cash flows from operating activities
Net increase in net assets from operations		$201,330,238
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(7,075,176)
Decrease in receivable for investments sold	20,236,087
Net accretion of bond discount and amortization of bond premium	3,151,201
Increase in payable for investments purchased	10,125,658
Increase in accrued expenses	666,650
Increase in due from broker	(4,102,573)
Purchases of long-term investments	(746,695,018)
Purchases of short-term investments	(536,344,310)
Proceeds from disposition of long-term investments	243,414,136
Proceeds from disposition of short-term investments	529,719,182
Proceeds on swaps, net	(145,262)
Payments for exchange-traded derivatives settlements	(2,126,577)
Variation margin received on exchange-traded derivatives	(186,734)
Decrease in cash collateral received from broker	(3,600,000)
Net realized loss on investment	30,975,293
Net change in unrealized appreciaton/ depreciation of investments	(158,025,065)

Total adjustments		(620,012,508)

Net decrease in cash from operating activities		$(418,682,270)

Financing Activities:
Subscriptions of capital stock, net	453,750,550
Increase in due to custodian	24,303
Cash dividends paid (net of dividend reinvestments)**	(30,092,583)
Decrease in payable for floating rate	(5,000,000)

Net increase in cash from financing activities		418,682,270

Net change in cash
Cash at beginning of year		—

Cash at end of year		$—

** Reinvestment of dividends	42,648,134
Supplemental disclosure of cash flow information:
Interest expense paid during the year	1,279,346

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the year.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	111

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

NOTE A

Significant Accounting Policies

AB Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Municipal Income Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. The AB National Portfolio, AB California Portfolio and AB New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The AB High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

112	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

AB MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

114	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of May 31, 2015:

AB National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$995,605,914		$50,875,335		$1,046,481,249
Short-Term Investments		12,811,579		– 0	–	– 0	–	12,811,579

Total Investments in Securities		12,811,579		995,605,914		50,875,335		1,059,292,828
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	370,060		– 0	–	370,060
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$12,811,579		$995,975,974		$50,875,335		$1,059,662,888

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2			Level 3	Total
Assets:
Long-Term Municipal Bonds:
Alaska	$	– 0	–	$	– 0	–	$5,272,040	$5,272,040
Arizona		– 0	–		27,305,596		13,193,263	40,498,859
California		– 0	–		165,700,451		64,722,517	230,422,968
Colorado		– 0	–		23,239,481		9,490,392	32,729,873
Florida		– 0	–		89,590,717		26,488,757	116,079,474
Idaho		– 0	–		4,769,680		8,268,405	13,038,085
Illinois		– 0	–		90,967,109		55,542,778	146,509,887
Kentucky		– 0	–		41,728,904		10,278,696	52,007,600
Louisiana		– 0	–		28,609,137		37,479,848	66,088,985
Maryland		– 0	–		– 0	–	5,598,018	5,598,018
Massachusetts		– 0	–		27,319,172		6,241,950	33,561,122
Michigan		– 0	–		79,365,473		17,234,786	96,600,259
Minnesota		– 0	–		3,400,740		4,094,890	7,495,630
New Jersey		– 0	–		111,206,265		3,904,268	115,110,533

AB MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

AB High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
New York	$	– 0	–	$172,580,553		$43,622,353		$216,202,906
North Carolina		– 0	–	– 0	–	8,149,064		8,149,064
Ohio		– 0	–	68,176,623		21,353,002		89,529,625
Oklahoma		– 0	–	– 0	–	7,218,301		7,218,301
Oregon		– 0	–	20,296,672		11,787,810		32,084,482
Pennsylvania		– 0	–	51,456,615		19,075,679		70,532,294
Rhode Island		– 0	–	– 0	–	9,663,990		9,663,990
Tennessee		– 0	–	7,877,401		14,245,201		22,122,602
Texas		– 0	–	119,437,849		47,187,534		166,625,383
Utah		– 0	–	4,950,130		8,905,297		13,855,427
Vermont		– 0	–	– 0	–	3,175,206		3,175,206
Virginia		– 0	–	83,507,461		21,632,392		105,139,853
Washington		– 0	–	67,006,165		37,674,466		104,680,631
Wisconsin		– 0	–	11,009,896		2,749,465		13,759,361
Other		– 0	–	267,157,736		– 0	–	267,157,736
Short-Term Municipal Notes		– 0	–	79,610,000		– 0	–	79,610,000
Options Purchased – Puts		– 0	–	331,938		– 0	–	331,938
Short-Term Investments		9,808,372		– 0	–	– 0	–	9,808,372

Total Investments in Securities		9,808,372		1,646,601,764		524,250,368		2,180,660,504
Other Financial Instruments*:
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	1,004,286		– 0	–	1,004,286	#
Interest Rate Swaps		– 0	–	1,880,977		– 0	–	1,880,977
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(147,187)		– 0	–	(147,187	)#
Interest Rate Swaps		– 0	–	(1,972,286)		– 0	–	(1,972,286)

Total^		$9,808,372		$1,647,367,554		$524,250,368		$2,181,426,294

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$573,733,211		$32,737,837		$606,471,048
Short-Term Investments		16,125,713		– 0	–	– 0	–	16,125,713

Total Investments in Securities		16,125,713		573,733,211		32,737,837		622,596,761

116	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments*:
Assets:
Interest Rate Swaps	$	– 0	–	$1,733,862		$ – 0	–	$1,733,862
Liabilities:
Interest Rate Swaps		– 0	–	(7,620,163)		– 0	–	(7,620,163)

Total^		$16,125,713		$567,846,910		$32,737,837		$616,710,460

AB New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$499,169,217		$12,933,967		$512,103,184
Short-Term Investments		18,572,175		– 0	–	– 0	–	18,572,175

Total Investments in Securities		18,572,175		499,169,217		12,933,967		530,675,359
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	525,214		– 0	–	525,214
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$18,572,175		$499,694,431		$12,933,967		$531,200,573

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$55,371,267		$55,371,267
Accrued discounts/(premiums)	194,253		194,253
Realized gain (loss)	367,018		367,018
Change in unrealized appreciation/depreciation	(912,222)		(912,222)
Purchases	4,228,040		4,228,040
Sales	(7,709,414)		(7,709,414)
Transfers in to Level 3	3,002,639		3,002,639
Transfers out of Level 3	(3,666,246)		(3,666,246)

Balance as of 5/31/15	$50,875,335		$50,875,335	+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$(539,846)		$(539,846)

AB High Income Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$469,124,243		$469,124,243
Accrued discounts/(premiums)	209,361		209,361
Realized gain (loss)	669,810		669,810
Change in unrealized appreciation/depreciation	1,052,796		1,052,796
Purchases	63,470,314		63,470,314
Sales	(21,430,016)		(21,430,016)
Transfers in to Level 3	11,153,860		11,153,860
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$524,250,368		$524,250,368	+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$743,062		$743,062

AB California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/14	$20,095,855		$20,095,855
Accrued discounts/(premiums)	(8,364)		(8,364)
Realized gain (loss)	52,433		52,433
Change in unrealized appreciation/depreciation	(933,219)		(933,219)
Purchases	13,820,095		13,820,095
Sales	(5,025,000)		(5,025,000)
Transfers in to Level 3	4,736,037		4,736,037
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/15	$32,737,837		$32,737,837	+

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$(902,766)		$(902,766)

118	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB New York Portfolio	Long-Term Municipal Bonds	Total
Balance as of 10/31/14	$19,580,785	$19,580,785
Accrued discounts/(premiums)	15,390	15,390
Realized gain (loss)	(125,493)	(125,493)
Change in unrealized appreciation/depreciation	234,700	234,700
Purchases	2,638,899	2,638,899
Sales	(7,934,624)	(7,934,624)
Transfers in to Level 3	1,038,283	1,038,283
Transfers out of Level 3	(2,513,973)	(2,513,973)

Balance as of 5/31/15	$12,933,967	$12,933,967 +

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/15*	$65,355	$65,355

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of May 31, 2015, all Level 3 securities were priced by third party vendors or using prior transaction, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB MUNICIPAL INCOME FUND •	119

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of
Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

120	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

7. Change of Fiscal Year End

The Fund changed its fiscal year end from October 31 to May 31. Accordingly, the statements of operations, the statements of changes in net assets, the statement of cash flows and financial highlights reflect the period from November 1, 2014 to May 31, 2015.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB National	.45%	.40%	.35%
AB High Income Municipal	.50%	.45%	.40%
AB California	.45%	.40%	.35%
AB New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015(a)
Portfolio	Class A	Class B	Class C	Advisor Class
AB National	.75%	1.50%	1.50%	.50%
AB California	.75%	1.50%	1.50%	.50%
AB New York	.75%	1.50%	1.50%	.50%

	Effective January 30, 2015(b)
Portfolio	Class A	Class C	Advisor Class
AB High Income Municipal	.80%	1.55%	.55%

This contractual agreement extends through January 30, 2016 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)

Prior to January 30, 2015, the Expense Caps were .80%, 1.50%, 1.50% and .50% for Class A, Class B, Class C and Advisor Class shares, respectively. Prior to February 1, 2013, the Expense Caps were .75%, 1.45%, 1.45% and .45% for Class A, Class B, Class C and Advisor Class shares, respectively.

(b)	Prior to January 30, 2015, the Expense Caps were .80%, 1.50% and ..50% for Class A, Class C and Advisor Class shares, respectively

AB MUNICIPAL INCOME FUND •	121

Notes to Financial Statements

For the period ended May 31, 2015, such reimbursements amounted to $287,952, $400,402, $159,110 and $202,485 for AB National, AB High Income Municipal, AB California and AB New York Portfolios, respectively. For the year ended October 31, 2014, such reimbursements amounted to $481,922, $1,149,892, $283,721 and $356,372 for AB National, AB High Income Municipal, AB California and AB New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the period ended May 31, 2015, the reimbursement for such services amounted to $29,090, $28,559 $28,887 and $29,090 for AB National, AB High Income Municipal, AB California and AB New York Portfolios, respectively. For the year ended October 31, 2014, the reimbursement for such services amounted to $55,614, $54,934 $54,807 and $55,614 for AB National, AB High Income Municipal, AB California and AB New York Portfolios, respectively.

During the year ended October 31, 2014, the Adviser reimbursed the AB High Income Municipal Portfolio $17,472 for trading losses incurred due to a trade entry error.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: AB National Portfolio, $91,743; AB High Income Municipal Portfolio, $86,987; AB California Portfolio, $40,198 and AB New York Portfolio, $46,768 for the period ended May 31, 2015. AB National Portfolio, $161,095; AB High Income Municipal Portfolio, $122,270; AB California Portfolio, $73,704 and AB New York Portfolio, $88,835 for the year ended October 31, 2014.

122	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the period ended May 31, 2015 and the year ended October 31, 2014 as follows:

	Front-End Sales Charges						Contingent Deferred Sales Charges
Portfolio	Class A						Class A		Class B				Class C
	2015			2014			2015	2014	2015		2014		2015	2014
AB National	$	– 0	–	$	– 0	–	$4,897	$12,238	$30		$200		$6,797	$14,886
AB High Income Municipal		– 0	–		– 0	–	36,097	79,584	– 0	–	– 0	–	36,026	62,053
AB California		291			– 0	–	161	6,786	19		– 0	–	645	1,701
AB New York		– 0	–		– 0	–	2,699	60,639	728		490		1,899	4,998

The Portfolios may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the period ended May 31, 2015 is as follows:

Portfolio	Market Value October 31, 2014 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2015 (000)	Dividend Income(a) (000)
AB National	$	– 0	–	$109,235	$96,423	$12,812	$3
AB High Income Municipal		16,080		381,504	387,776	9,808	27
AB California		– 0	–	71,853	55,727	16,126	3
AB New York		1,337		47,328	30,093	18,572	1

(a)	For the year ended October 31, 2014, the AB National, AB High Income Municipal, AB California and AB New York Portfolios received dividend income of $6,311, $34,226, $1,665 and $2,850, respectively.

AB MUNICIPAL INCOME FUND •	123

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .25 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Prior to January 30, 2015, the Portfolios paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of 1% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio for the period ended May 31, 2015 and the year ended October 31, 2014 as follows:

Portfolio	Class B				Class C
	2015		2014		2015	2014
AB National	$3,388,020		$3,391,514		$6,315,740	$6,169,708
AB High Income Municipal	– 0	–	– 0	–	1,811,545	1,628,623
AB California	6,822,843		6,823,512		7,078,047	6,979,560
AB New York	5,977,494		5,982,464		4,034,363	3,952,871

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the period ended May 31, 2015, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB National	$155,622,358	$	– 0	–	$65,121,608	$	– 0	–
AB High Income Municipal	318,980,876		– 0	–	182,405,376		– 0	–
AB California	105,455,122		– 0	–	72,677,450		– 0	–
AB New York	61,462,834		– 0	–	72,520,529		– 0	–

124	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB National	$1,007,680,592	$54,589,724	$(8,699,509)	$45,890,215
AB High Income Municipal	1,918,776,693	118,909,812	(17,086,485)	101,823,327
AB California	561,919,484	57,287,941	(1,071,322)	56,216,619
AB New York	496,493,889	30,101,693	(1,874,555)	28,227,138

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from

AB MUNICIPAL INCOME FUND •	125

Notes to Financial Statements

written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the period ended May 31, 2015, the AB High Income Municipal Portfolio held written options for non-hedging purposes.

During the period ended May 31, 2015, the AB High Income Municipal Portfolio held purchased options for hedging purposes.

For the period ended May 31, 2015, the AB High Income Municipal Portfolio had the following transactions in written options:

AB High Income Municipal Portfolio	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/14	– 0	–	$	– 0	–
Swaptions written	100,000,000			651,000
Swaptions expired	– 0	–		– 0	–
Swaptions bought back	(100,000,000)			(651,000)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 5/31/15	– 0	–	$	– 0	–

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

126	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse,

AB MUNICIPAL INCOME FUND •	127

Notes to Financial Statements

which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended May 31, 2015, the AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout

128	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the period ended May 31, 2015, the AB High Income Municipal Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB MUNICIPAL INCOME FUND •	129

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2015, the Portfolios had entered into the following derivatives:

AB National Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$370,060

Total		$370,060

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$193,402	$(166,841)

Total		$193,402	$(166,841)

130	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB High Income Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/ Payable for variation margin on exchange- traded derivatives	$147,187	*

Credit contracts	Receivable/ Payable for variation margin on exchange- traded derivatives	$1,004,286	*

Interest rate contracts	Investments in securities, at value	331,938

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,880,977		Unrealized depreciation on interest rate swaps	1,972,286

Total		$3,217,201			$2,119,473

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(2,122,241)

AB MUNICIPAL INCOME FUND •	131

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$279,750	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,125,930)		2,616,136

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,623,389		284,764

Total		$(3,222,791)		$778,659

AB California Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,733,862	Unrealized depreciation on interest rate swaps	$7,620,163

Total		$1,733,862		$7,620,163

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(518,951)	$(878,689)

Total		$(518,951)	$(878,689)

132	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

AB New York Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$525,214

Total		$525,214

The effect of derivative instruments on the statement of operations for the period ended May 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$67,689	$56,435

Total		$67,689	$56,435

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the period ended May 31, 2015:

AB National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000

AB High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$3,799,750

Interest Rate Swaps:
Average notional amount	$29,000,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$57,187,500

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$20,013,560	(a)
Average notional amount of sale contracts	$71,671,375

(a)	Positions were open for one month during the period.

AB California Portfolio
Interest Rate Swaps:
Average notional amount	$39,100,000

AB New York Portfolio
Interest Rate Swaps:
Average notional amount	$2,200,000

AB MUNICIPAL INCOME FUND •	133

Notes to Financial Statements

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of May 31, 2015:

AB National Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$370,060	$	– 0	–	$	– 0	–	$	– 0	–	$370,060

Total	$370,060	$	– 0	–	$	– 0	–	$	– 0	–	$370,060	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB High Income Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank	$331,938	$	– 0	–	$	– 0	–		$(331,938)		$	– 0	–
JPMorgan Chase Bank	1,234,804		(1,234,804)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	646,173		– 0	–		– 0	–		(646,173)			– 0	–

Total	$2,212,915		$(1,234,804)		$	– 0	–		$(978,111)		$	– 0	–^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$226,195	$	– 0	–		$(226,195)		$	– 0	–	$	– 0	–

Total	$226,195	$	– 0	–		$(226,195)		$	– 0	–	$	– 0	–

OTC Derivatives:
JPMorgan Chase Bank	$1,972,286		$(1,234,804)		$	– 0	–		$(587,201)			$150,281

Total	$1,972,286		$(1,234,804)		$	– 0	–		$(587,201)			$150,281	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

134	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at May 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB California Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$1,551,769	$ – 0	–	$	– 0	–	$(1,282,021)			$269,748
Merrill Lynch Capital Services, Inc.	182,093	(182,093)			– 0	–	– 0	–		– 0	–

Total	$1,733,862	$(182,093)		$	– 0	–	$(1,282,021)			$269,748	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$7,620,163	$(182,093)		$	– 0	–	$(7,438,070)		$	– 0	–

Total	$7,620,163	$(182,093)		$	– 0	–	$(7,438,070)		$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB New York Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$525,214	$	– 0	–	$	– 0	–	$(502,928)	$22,286

Total	$525,214	$	– 0	–	$	– 0	–	$(502,928)	$22,286	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB MUNICIPAL INCOME FUND •	135

Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the AB National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the AB High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the AB California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the AB New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	AB National Portfolio
	Shares			Amount
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	7,992,806	9,955,835	14,738,550	$82,630,150	$100,125,410	$154,664,850

Shares issued in reinvestment of dividends	609,553	1,263,622	1,427,938	6,306,136	12,763,531	14,714,891

Shares converted from Class B	48,138	117,806	117,064	498,138	1,187,205	1,217,640

Shares redeemed	(4,859,413)	(20,650,582)	(21,828,337)	(50,204,349)	(208,028,787)	(223,654,762)

Net increase (decrease)	3,791,084	(9,313,319)	(5,544,785)	$39,230,075	$(93,952,641)	$(53,057,381)

Class B
Shares sold	1,293	9,800	31,291	$13,375	$98,147	$329,739

Shares issued in reinvestment of dividends	921	3,697	6,558	9,522	37,180	67,737

Shares converted to Class A	(48,227)	(117,968)	(117,221)	(498,138)	(1,187,205)	(1,217,640)

Shares redeemed	(4,253)	(70,733)	(111,384)	(43,872)	(709,665)	(1,137,245)

Net decrease	(50,266)	(175,204)	(190,756)	$(519,113)	$(1,761,543)	$(1,957,409)

Class C
Shares sold	1,290,217	989,003	2,328,761	$13,352,027	$9,938,481	$24,323,797

Shares issued in reinvestment of dividends	125,919	243,547	278,724	1,301,368	2,457,141	2,868,191

Shares redeemed	(1,118,027)	(3,164,858)	(4,275,375)	(11,552,622)	(31,616,433)	(43,407,164)

Net increase (decrease)	298,109	(1,932,308)	(1,667,890)	$3,100,773	$(19,220,811)	$(16,215,176)

136	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

	AB National Portfolio
	Shares			Amount
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

Advisor Class
Shares sold	9,211,272	16,540,110	9,021,101	$95,361,455	$167,363,830	$94,096,522

Shares issued in reinvestment of dividends	435,504	509,126	493,760	4,505,554	5,158,346	5,089,961

Shares redeemed	(3,307,697)	(9,165,616)	(10,345,853)	(34,288,930)	(91,321,459)	(105,738,065)

Net increase (decrease)	6,339,079	7,883,620	(830,992)	$65,578,079	$81,200,717	$(6,551,582)

	AB High Income Municipal Portfolio
	Shares			Amount
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	15,621,324	30,118,263	35,957,029	$176,816,165	$323,956,865	$403,768,599

Shares issued in reinvestment of dividends	822,327	1,562,804	1,602,631	9,310,577	16,790,691	17,657,754

Shares redeemed	(10,491,580)	(33,414,643)	(33,332,782)	(118,780,653)	(356,541,980)	(366,084,101)

Net increase (decrease)	5,952,071	(1,733,576)	4,226,878	$67,346,089	$(15,794,424)	$55,342,252

Class C
Shares sold	4,786,956	7,598,866	8,554,585	$54,230,812	$81,597,159	$96,689,349

Shares issued in reinvestment of dividends	313,839	515,635	516,650	3,550,666	5,551,407	5,677,744

Shares redeemed	(2,596,189)	(5,596,215)	(7,224,545)	(29,372,669)	(58,885,914)	(77,935,432)

Net increase	2,504,606	2,518,286	1,846,690	$28,408,809	$28,262,652	$24,431,661

Advisor Class
Shares sold	31,402,697	66,594,755	34,684,900	$356,113,935	$714,868,348	$389,689,339

Shares issued in reinvestment of dividends	1,472,256	1,873,565	1,268,326	16,654,426	20,306,036	13,969,476

Shares redeemed	(21,954,717)	(23,207,415)	(33,229,784)	(248,415,324)	(247,761,120)	(365,256,617)

Net increase	10,920,236	45,260,905	2,723,442	$124,353,037	$487,413,264	$38,402,198

AB MUNICIPAL INCOME FUND •	137

Notes to Financial Statements

	AB California Portfolio
	Shares			Amount
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	1,951,464	1,596,507	4,572,068	$22,305,191	$17,706,326	$51,990,557

Shares issued in reinvestment of dividends and distributions	345,889	654,230	835,570	3,950,473	7,260,407	9,393,683

Shares converted from Class B	16,091	51,866	41,724	183,837	575,781	471,131

Shares redeemed	(1,981,338)	(6,253,535)	(9,103,936)	(22,638,964)	(68,880,222)	(101,530,861)

Net increase (decrease)	332,106	(3,950,932)	(3,654,574)	$3,800,537	$(43,337,708)	$(39,675,490)

Class B
Shares sold	499	844	972	$5,700	$9,380	$10,920

Shares issued in reinvestment of dividends and distributions	273	1,510	2,973	3,131	16,704	33,550

Shares converted to Class A	(16,091)	(51,873)	(41,735)	(183,837)	(575,781)	(471,131)

Shares redeemed	(3,416)	(8,953)	(25,115)	(39,267)	(97,809)	(277,243)

Net decrease	(18,735)	(58,472)	(62,905)	$(214,273)	$(647,506)	$(703,904)

Class C
Shares sold	540,461	321,413	534,408	$6,169,761	$3,550,235	$6,097,466

Shares issued in reinvestment of dividends and distributions	59,714	114,343	153,890	681,656	1,268,050	1,730,989

Shares redeemed	(501,479)	(1,159,454)	(2,013,722)	(5,716,563)	(12,723,564)	(22,249,424)

Net increase (decrease)	98,696	(723,698)	(1,325,424)	$1,134,854	$(7,905,279)	$(14,420,969)

Advisor Class
Shares sold	2,318,827	2,189,608	1,982,212	$26,505,115	$24,220,587	$22,284,216

Shares issued in reinvestment of dividends and distributions	67,550	79,406	82,997	771,085	884,296	929,512

Shares redeemed	(671,986)	(1,452,612)	(1,922,951)	(7,643,761)	(15,825,370)	(21,314,221)

Net increase	1,714,391	816,402	142,258	$19,632,439	$9,279,513	$1,899,507

138	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

	AB New York Portfolio
	Shares			Amount
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013	November 1, 2014 to May 31, 2015(a)	Year Ended October 31, 2014	Year Ended October 31, 2013

Class A
Shares sold	4,201,602	4,490,562	13,224,668	$42,101,297	$44,085,154	$134,404,340

Shares issued in reinvestment of dividends and distributions	421,106	824,910	1,089,280	4,222,672	8,109,982	11,052,638

Shares converted from Class B	56,219	307,083	294,122	564,360	3,014,486	2,980,121

Shares redeemed	(4,902,284)	(10,098,924)	(22,164,579)	(49,135,520)	(98,706,099)	(221,368,058)

Net decrease	(223,357)	(4,476,369)	(7,556,509)	$(2,247,191)	$(43,496,477)	$(72,930,959)

Class B
Shares sold	7,144	3,916	33,953	$71,259	$38,513	$359,225

Shares issued in reinvestment of dividends and distributions	1,365	6,936	15,242	13,667	67,800	154,862

Shares converted to Class A	(56,306)	(307,416)	(294,499)	(564,360)	(3,014,486)	(2,980,121)

Shares redeemed	(7,872)	(50,425)	(110,432)	(78,813)	(489,426)	(1,105,949)

Net decrease	(55,669)	(346,989)	(355,736)	$(558,247)	$(3,397,599)	$(3,571,983)

Class C
Shares sold	646,978	498,851	1,554,924	$6,492,220	$4,896,340	$16,044,056

Shares issued in reinvestment of dividends and distributions	68,969	138,565	196,285	691,278	1,361,189	1,990,505

Shares redeemed	(611,494)	(1,752,588)	(3,592,816)	(6,133,217)	(17,132,355)	(35,700,102)

Net increase (decrease)	104,453	(1,115,172)	(1,841,607)	$1,050,281	$(10,874,826)	$(17,665,541)

Advisor Class
Shares sold	1,113,069	994,009	1,097,023	$11,202,176	$9,792,314	$11,330,909

Shares issued in reinvestment of dividends and distributions	26,366	32,426	54,607	264,448	319,135	554,945

Shares redeemed	(306,480)	(626,470)	(1,760,196)	(3,075,994)	(6,110,669)	(17,722,455)

Net increase (decrease)	832,955	399,965	(608,566)	$8,390,630	$4,000,780	$(5,836,601)

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

For the year ended October 31, 2013, the AB National Portfolio received $16,997 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

AB MUNICIPAL INCOME FUND •	139

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The AB New York and AB California Portfolios of the AB Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk— This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at

140	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—A Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire

AB MUNICIPAL INCOME FUND •	141

Notes to Financial Statements

other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the financial statements for more information about tender option bond transactions.

A Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

142	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the period ended May 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended May 31, 2015 and years ended October 31, 2014 and October 31, 2013 were as follows:

AB National Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$184,929		$458,398		$317,288

Total taxable distributions	184,929		458,398		317,288
Tax exempt distributions	19,929,492		33,538,574		37,413,572

Total distributions paid	$20,114,421		$33,996,972		$37,730,860

AB High Income Municipal Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$2,657,048		$1,640,685		$1,616,325

Total taxable distributions	2,657,048		1,640,685		1,616,325
Tax exempt distributions	50,492,035		72,655,517		63,797,282

Total distributions paid	$53,149,083		$74,296,202		$65,413,607

AB California Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$207,341		$368,107		$448,143
Long-term capital gains	– 0	–	– 0	–	1,632,466

Total taxable distributions	207,341		368,107		2,080,609
Tax return of capital	– 0	–	– 0	–	176,010
Tax exempt distributions	10,975,592		19,241,387		21,571,136

Total distributions paid	$11,182,933		$19,609,494		$23,827,755

AB MUNICIPAL INCOME FUND •	143

Notes to Financial Statements

AB New York Portfolio	2015		2014		2013
Distributions paid from:
Ordinary income	$66,957		$113,695		$196,136
Long-term capital gains	– 0	–	– 0	–	1,184,780

Total taxable distributions	66,957		113,695		1,380,916
Tax return of capital	– 0	–	– 0	–	205,091
Tax exempt distributions	9,573,096		17,716,412		21,517,725

Total distributions paid	$9,640,053		$17,830,107		$23,103,732

As of May 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
AB National	$255,105		$(25,366,907)	$46,231,679	$21,119,877
AB High Income Municipal	3,749,843		(42,227,797)	101,621,354	63,143,400
AB California	– 0	–	(3,296,579)	50,371,516	47,074,937
AB New York	– 0	–	(17,767,357)	28,743,883	10,976,526

(a)

At May 31, 2015 AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio utilized capital loss carryforwards of $4,147,022, $286,988, $2,912,333 and $1,565,170, respectively, to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities, the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2015, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB National	$13,398,175	$11,968,732	No expiration
AB High Income Municipal	4,182,905	n/a	2019

144	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
AB High Income Municipal	$23,317,988	$14,726,904	No expiration
AB California	2,554,933	741,646	No expiration
AB New York	7,864,127	9,903,230	No expiration

During the current fiscal period, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and swap clearing fees, dividend overdistributions, and the tax treatment of proceeds from the sale of defaulted securities—is reflected as an adjustment to the components of capital as of May 31, 2015 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
AB National	$	– 0	–	$193,402	$(193,402)
AB High Income Municipal		– 0	–	1,486,877	(1,486,877)
AB California		(93,589)		(425,362)	518,951
AB New York		(46,454)		114,143	(67,689)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also

AB MUNICIPAL INCOME FUND •	145

Notes to Financial Statements

included in the Portfolios’ expense ratio. At May 31, 2015, the amount of Floating Rate Notes outstanding was $5,700,000, $159,630,000, $4,445,000 and $5,940,000 and the related interest rate was 0.11%, 0.11% to 0.12%, 0.11% and 0.14% for AB National, AB High Income Municipal, AB California and AB New York Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the period ended May 31, 2015, the Portfolios did not engage in such transactions.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

146	• AB MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class A
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
		2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04	$ 9.62

Income From Investment Operations
Net investment income(b)(c)	.20	.37	.36	.39	.43	.41
Net realized and unrealized gain (loss) on investment transactions	(.13)	.43	(.70)	.65	(.07)	.42

Net increase (decrease) in net asset value from operations	.07	.80	(.34)	1.04	.36	.83

Less: Dividends
Dividends from net investment income	(.21)	(.37)	(.36)	(.40)	(.43)	(.41)

Net asset value, end of period	$ 10.20	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Total Return
Total investment return based on net asset value(d)	.62%	8.23%	(3.27)%	10.57%	3.80%	8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$612,321	$581,215	$649,618	$754,297	$641,972	$712,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%^	.81%	.80%	.76%	.76%	.76	%+
Expenses, before waivers/reimbursements(e)	.82%^	.86%	.86%	.86%	.88%	.87	%+
Net investment income(b)	3.39%^	3.65%	3.45%	3.81%	4.42%	4.16	%+
Portfolio turnover rate	6%	19%	26%	11%	8%	13%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class B
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
		2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.32	$ 9.90	$ 10.60	$ 9.96	$ 10.02	$ 9.61

Income From Investment Operations
Net investment income(b)(c)	.16	.30	.28	.33	.36	.34
Net realized and unrealized gain (loss) on investment transactions	(.13)	.42	(.69)	.64	(.06)	.41

Net increase (decrease) in net asset value from operations	.03	.72	(.41)	.97	.30	.75

Less: Dividends
Dividends from net investment income	(.16)	(.30)	(.29)	(.33)	(.36)	(.34)

Net asset value, end of period	$ 10.19	$ 10.32	$ 9.90	$ 10.60	$ 9.96	$ 10.02

Total Return
Total investment return based on net asset value(d)	.30%	7.39%	(3.95)%	9.83%	3.19%	7.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$920	$1,451	$3,126	$5,368	$7,334	$12,640
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51%^	1.51%	1.49%	1.46%	1.46%	1.46	%+
Expenses, before waivers/reimbursements(e)	1.57%^	1.57%	1.57%	1.58%	1.60%	1.60	%+
Net investment income(b)	2.69%^	2.98%	2.75%	3.16%	3.74%	3.48	%+
Portfolio turnover rate	6%	19%	26%	11%	8%	13%

See footnote summary on pages 162-163.

148	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Class C
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
		2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.33	$ 9.90	$ 10.60	$ 9.96	$ 10.03	$ 9.61

Income From Investment Operations
Net investment income(b)(c)	.16	.30	.29	.32	.36	.34
Net realized and unrealized gain (loss) on investment transactions	(.14)	.43	(.70)	.64	(.07)	.42

Net increase (decrease) in net asset value from operations	.02	.73	(.41)	.96	.29	.76

Less: Dividends
Dividends from net investment income	(.16)	(.30)	(.29)	(.32)	(.36)	(.34)

Net asset value, end of period	$ 10.19	$ 10.33	$ 9.90	$ 10.60	$ 9.96	$ 10.03

Total Return
Total investment return based on net asset value(d)	.20%	7.49%	(3.95)%	9.81%	3.09%	8.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,936	$130,601	$144,358	$172,228	$140,265	$153,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51%^	1.51%	1.50%	1.46%	1.46%	1.46	%+
Expenses, before waivers/reimbursements(e)	1.56%^	1.56%	1.56%	1.57%	1.58%	1.58	%+
Net investment income(b)	2.67%^	2.96%	2.76%	3.11%	3.72%	3.47	%+
Portfolio turnover rate	6%	19%	26%	11%	8%	13%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB National Portfolio
	Advisor Class
	November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
		2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04	$ 9.62

Income From Investment Operations
Net investment income(b)(c)	.22	.40	.39	.42	.46	.44
Net realized and unrealized gain (loss) on investment transactions	(.13)	.43	(.70)	.65	(.07)	.42

Net increase (decrease) in net asset value from operations	.09	.83	(.31)	1.07	.39	.86

Less: Dividends
Dividends from net investment income	(.22)	(.40)	(.39)	(.43)	(.46)	(.44)

Net asset value, end of period	$ 10.21	$ 10.34	$ 9.91	$ 10.61	$ 9.97	$ 10.04

Total Return
Total investment return based on net asset value(d)	.88%	8.55%	(2.98)%	10.91%	4.11%	9.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$315,809	$254,434	$165,782	$186,303	$94,240	$72,609
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.51%^	.51%	.50%	.46%	.46%	.46	%+
Expenses, before waivers/reimbursements(e)	.55%^	.55%	.56%	.56%	.58%	.57	%+
Net investment income(b)	3.66%^	3.92%	3.74%	4.08%	4.70%	4.45	%+
Portfolio turnover rate	6%	19%	26%	11%	8%	13%

See footnote summary on pages 162-163.

150	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class A
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(f) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.28	.54	.53	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	(.01)	.93	(1.18)	1.28	(.42)	.71
Contributions from Affiliates	– 0	–	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.27	1.47	(.65)	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.54)	(.54)	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.29)	(.54)	(.54)	(.55)	(.59)	(.42)

Net asset value, end of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(d)	2.45%	14.62%	(5.88)%	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$693,523	$627,941	$593,742	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86	%^	.89%	.89%	.91%	.92%	.90	%+^(h)
Expenses, before waivers/reimbursements(e)	.89	%^	.96%	.98%	1.00%	1.06%	1.27	%+^
Net investment income(b)	4.33	%^	4.99%	4.78%	4.81%	5.51%	5.29	%+^
Portfolio turnover rate	9%	17%	41%	14%	43%	27%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Class C
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(f) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.46	.46	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	(.01)	.93	(1.19)	1.28	(.42)	.69
Contributions from Affiliates	– 0	–	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	1.39	(.73)	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.46)	(.46)	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.25)	(.46)	(.46)	(.47)	(.52)	(.36)

Net asset value, end of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(d)	2.02%	13.83%	(6.53)%	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$284,261	$256,667	$209,480	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.59	%^	1.59%	1.59%	1.61%	1.62%	1.59	%+^(h)
Expenses, before waivers/reimbursements(e)	1.62	%^	1.66%	1.68%	1.71%	1.76%	2.00	%+^
Net investment income(b)	3.61	%^	4.28%	4.09%	4.10%	4.81%	4.63	%+^
Portfolio turnover rate	9%	17%	41%	14%	43%	27%

See footnote summary on pages 162-163.

152	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB High Income Municipal Portfolio
Advisor Class
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,	January 26, 2010(f) to October 31, 2010
2014	2013	2012	2011

Net asset value, beginning of period	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.30	.56	.57	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	(.01)	.94	(1.19)	1.28	(.42)	.70
Contributions from Affiliates	– 0	–	.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	1.50	(.62)	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.57)	(.57)	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.31)	(.57)	(.57)	(.58)	(.62)	(.44)

Net asset value, end of period	$ 11.20	$ 11.22	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(d)	2.61%	14.97%	(5.60)%	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,084,612	$964,020	$418,473	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.59	%^	.59%	.59%	.61%	.62%	.57	%+^(h)
Expenses, before waivers/reimbursements(e)	.62	%^	.66%	.68%	.71%	.76%	1.12	%+^
Net investment income(b)	4.60	%^	5.20%	5.08%	5.13%	5.81%	5.56	%+^
Portfolio turnover rate	9%	17%	41%	14%	43%	27%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class A
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.23	.41	.41	.44	.46	.46
Net realized and unrealized gain (loss) on investment transactions	(.18)	.59	(.67)	.65	(.10)	.42

Net increase (decrease) in net asset value from operations	.05	1.00	(.26)	1.09	.36	.88

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.39)	(.39)	(.42)	(.45)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.39)	(.42)	(.42)	(.46)	(.45)

Net asset value, end of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(d)	.46%	9.42%	(2.31)%	10.19%	3.47%	8.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$440,324	$442,905	$462,298	$533,057	$511,656	$599,027
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78	%^	.81%	.80%	.76%	.76%	.75	%+
Expenses, before waivers/reimbursements(e)	.83	%^	.86%	.85%	.85%	.86%	.85	%+
Net investment income(b)	3.52	%^	3.72%	3.68%	3.89%	4.39%	4.30	%+
Portfolio turnover rate	12%	14%	22%	23%	12%	8%

See footnote summary on pages 162-163.

154	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class B
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.44	$ 10.83	$ 11.50	$ 10.84	$ 10.94	$ 10.50

Income From Investment Operations
Net investment income(b)(c)	.19	.34	.33	.36	.39	.38
Net realized and unrealized gain (loss) on investment transactions	(.17)	.58	(.66)	.64	(.11)	.43

Net increase (decrease) in net asset value from operations	.02	.92	(.33)	1.00	.28	.81

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.31)	(.31)	(.34)	(.37)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.31)	(.34)	(.34)	(.38)	(.37)

Net asset value, end of period	$ 11.28	$ 11.44	$ 10.83	$ 11.50	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(d)	.13%	8.66%	(2.90)%	9.34%	2.75%	7.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$188	$405	$1,017	$1,804	$2,872	$5,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51	%^	1.51%	1.50%	1.46%	1.46%	1.45	%+
Expenses, before waivers/reimbursements(e)	1.57	%^	1.56%	1.56%	1.58%	1.58%	1.57	%+
Net investment income(b)	2.80	%^	3.05%	2.97%	3.21%	3.70%	3.61	%+
Portfolio turnover rate	12%	14%	22%	23%	12%	8%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Class C
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.43	$ 10.83	$ 11.50	$ 10.83	$ 10.93	$ 10.50

Income From Investment Operations
Net investment income(b)(c)	.19	.33	.34	.36	.39	.39
Net realized and unrealized gain (loss) on investment transactions	(.17)	.58	(.67)	.65	(.11)	.41

Net increase (decrease) in net asset value from operations	.02	.91	(.33)	1.01	.28	.80

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.31)	(.31)	(.34)	(.37)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.31)	(.34)	(.34)	(.38)	(.37)

Net asset value, end of period	$ 11.27	$ 11.43	$ 10.83	$ 11.50	$ 10.83	$ 10.93

Total Return
Total investment return based on net asset value(d)	.13%	8.57%	(2.90)%	9.44%	2.75%	7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,677	$83,761	$87,172	$107,831	$106,547	$117,354
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51	%^	1.51%	1.50%	1.46%	1.46%	1.45	%+
Expenses, before waivers/reimbursements(e)	1.55	%^	1.56%	1.55%	1.55%	1.56%	1.55	%+
Net investment income(b)	2.79	%^	3.02%	2.98%	3.19%	3.69%	3.60	%+
Portfolio turnover rate	12%	14%	22%	23%	12%	8%

See footnote summary on pages 162-163.

156	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB California Portfolio
Advisor Class
November 1, 2014 to May 31, 2015(a)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Income From Investment Operations
Net investment income(b)(c)	.25	.44	.45	.47	.49	.49
Net realized and unrealized gain (loss) on investment transactions	(.18)	.59	(.68)	.65	(.10)	.42

Net increase (decrease) in net asset value from operations	.07	1.03	(.23)	1.12	.39	.91

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.42)	(.42)	(.45)	(.48)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	– 0	–	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)	(.42)	(.45)	(.45)	(.49)	(.48)

Net asset value, end of period	$ 11.27	$ 11.44	$ 10.83	$ 11.51	$ 10.84	$ 10.94

Total Return
Total investment return based on net asset value(d)	.62%	9.75%	(2.02)%	10.53%	3.78%	8.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,892	$48,251	$36,856	$37,507	$23,338	$13,614
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.51	%^	.51%	.50%	.46%	.46%	.45	%+
Expenses, before waivers/reimbursements(e)	.55	%^	.56%	.55%	.55%	.55%	.55	%+
Net investment income(b)	3.78	%^	3.99%	3.97%	4.16%	4.65%	4.59	%+
Portfolio turnover rate	12%	14%	22%	23%	12%	8%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class A
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Income From Investment Operations
Net investment income(b)(c)	.19		.34		.33		.36		.38		.37
Net realized and unrealized gain (loss) on investment transactions	(.09)		.31		(.76)		.50		(.04)		.32

Net increase (decrease) in net asset value from operations	.10		.65		(.43)		.86		.34		.69

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.34)		(.32)		(.36)		(.38)		(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.34)		(.34)		(.36)		(.38)		(.37)

Net asset value, end of period	$ 9.92		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Total Return
Total investment return based on net asset value(d)	.97%		6.79%		(4.07)%		8.76%		3.56%		7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$428,145		$434,208		$464,134		$579,899		$493,133		$516,566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78	%^	.81%		.79%		.75%		.75%		.75	%+
Expenses, before waivers/reimbursements(e)	.85	%^	.87%		.85%		.85%		.87%		.86	%+
Net investment income(b)	3.21	%^	3.42%		3.28%		3.49%		3.90%		3.76	%+
Portfolio turnover rate	12%		28%		19%		14%		7%		5%

See footnote summary on pages 162-163.

158	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class B
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.00		$ 9.69		$ 10.45		$ 9.96		$ 10.00		$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.14		.27		.26		.29		.31		.30
Net realized and unrealized gain (loss) on investment transactions	(.08)		.31		(.74)		.49		(.04)		.32

Net increase (decrease) in net asset value from operations	.06		.58		(.48)		.78		.27		.62

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.27)		(.26)		(.29)		(.31)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)		(.27)		(.28)		(.29)		(.31)		(.30)

Net asset value, end of period	$ 9.91		$ 10.00		$ 9.69		$ 10.45		$ 9.96		$ 10.00

Total Return
Total investment return based on net asset value(d)	.55%		6.06%		(4.64)%		7.92%		2.85%		6.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,646		$2,217		$5,510		$9,664		$14,134		$24,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51	%^	1.51%		1.49%		1.45%		1.45%		1.45	%+
Expenses, before waivers/reimbursements(e)	1.59	%^	1.58%		1.55%		1.57%		1.59%		1.58	%+
Net investment income(b)	2.49	%^	2.77%		2.57%		2.82%		3.22%		3.08	%+
Portfolio turnover rate	12%		28%		19%		14%		7%		5%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Class C
	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.00		$ 9.69		$ 10.46		$ 9.96		$ 10.01		$ 9.68

Income From Investment Operations
Net investment income(b)(c)	.14		.27		.26		.29		.31		.30
Net realized and unrealized gain (loss) on investment transactions	(.07)		.31		(.75)		.50		(.05)		.33

Net increase (decrease) in net asset value from operations	.07		.58		(.49)		.79		.26		.63

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.27)		(.26)		(.29)		(.31)		(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)		(.27)		(.28)		(.29)		(.31)		(.30)

Net asset value, end of period	$ 9.92		$ 10.00		$ 9.69		$ 10.46		$ 9.96		$ 10.01

Total Return
Total investment return based on net asset value(d)	.65%		6.05%		(4.74)%		8.01%		2.74%		6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,332		$71,934		$80,507		$106,135		$79,223		$90,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51	%^	1.51%		1.49%		1.45%		1.45%		1.45	%+
Expenses, before waivers/reimbursements(e)	1.58	%^	1.57%		1.55%		1.55%		1.57%		1.56	%+
Net investment income(b)	2.48	%^	2.72%		2.58%		2.79%		3.20%		3.05	%+
Portfolio turnover rate	12%		28%		19%		14%		7%		5%

See footnote summary on pages 162-163.

160	• AB MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB New York Portfolio
	Advisor Class
	November 1, 2014 to May 31, 2015(a)		Year Ended May 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Income From Investment Operations
Net investment income(b)(c)	.20		.36		.37		.39		.41		.40
Net realized and unrealized gain (loss) on investment transactions	(.08)		.32		(.76)		.50		(.04)		.32

Net increase (decrease) in net asset value from operations	.12		.68		(.39)		.89		.37		.72

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.37)		(.36)		(.39)		(.41)		(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)		– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.37)		(.38)		(.39)		(.41)		(.40)

Net asset value, end of period	$ 9.93		$ 10.01		$ 9.70		$ 10.47		$ 9.97		$ 10.01

Total Return
Total investment return based on net asset value(d)	1.23%		7.11%		(3.78)%		9.09%		3.87%		7.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,838		$20,755		$16,229		$23,882		$11,169		$13,028
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.51	%^	.51%		.49%		.45%		.45%		.45	%+
Expenses, before waivers/reimbursements(e)	.57	%^	.57%		.55%		.54%		.57%		.55	%+
Net investment income(b)	3.46	%^	3.69%		3.56%		3.77%		4.21%		4.03	%+
Portfolio turnover rate	12%		28%		19%		14%		7%		5%

See footnote summary on pages 162-163.

AB MUNICIPAL INCOME FUND •	161

Financial Highlights

(a)	The Portfolio changed its fiscal year end from October 31 to May 31.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
			2014	2013	2012	2011	2010

AB National Portfolio
Class A
Net of waivers/reimbursements	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.82	%^	.85%	.85%	.85%	.87%	.87	%+
Class B
Net of waivers/reimbursements	1.50	%^	1.50%	1.48%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.57	%^	1.56%	1.56%	1.58%	1.59%	1.59	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.55	%^	1.55%	1.55%	1.56%	1.57%	1.57	%+
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.55	%^	.55%	.55%	.55%	.57%	.57	%+

AB High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.80%	.80%	.80%	.80%	.78	%+^(h)(i)
Before waivers/reimbursements	.83	%^	.88%	.89%	.89%	.94%	1.15	%+^(i)
Class C
Net of waivers/reimbursements	1.53	%^	1.50%	1.50%	1.50%	1.50%	1.47	%+^(h)(i)
Before waivers/reimbursements	1.56	%^	1.58%	1.59%	1.59%	1.64%	1.87	%+^(i)
Advisor Class
Net of waivers/reimbursements	.53	%^	.50%	.50%	.50%	.50%	.45	%+^(h)(i)
Before waivers/reimbursements	.56	%^	.58%	.59%	.59%	.64%	1.00	%+^(i)

AB California Portfolio
Class A
Net of waivers/reimbursements	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.82	%^	.85%	.84%	.84%	.85%	.84	%+
Class B
Net of waivers/reimbursements	1.50	%^	1.50%	1.48%	1.45%	1.46%	1.45	%+
Before waivers/reimbursements	1.57	%^	1.56%	1.54%	1.57%	1.57%	1.56	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.55	%^	1.55%	1.54%	1.54%	1.55%	1.55	%+

162	• AB MUNICIPAL INCOME FUND

Financial Highlights

	November 1, 2014 to May 31, 2015(a)		Year Ended October 31,
			2014	2013	2012	2011	2010

Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.54	%^	.55%	.54%	.53%	.55%	.54	%+

AB New York Portfolio
Class A
Net of waivers/reimbursements	.77	%^	.80%	.79%	.75%	.75%	.75	%+
Before waivers/reimbursements	.84	%^	.87%	.84%	.85%	.85%	.85	%+
Class B
Net of waivers/reimbursements	1.50	%^	1.50%	1.48%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.58	%^	1.57%	1.55%	1.57%	1.59%	1.58	%+
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.49%	1.45%	1.45%	1.45	%+
Before waivers/reimbursements	1.57	%^	1.57%	1.54%	1.55%	1.57%	1.56	%+
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45	%+
Before waivers/reimbursements	.56%		.56%	.54%	.54%	.57%	.55	%+

(f)	Commencement of operations

(g)	Amount is less than $.005.

(h)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

(i)	For the period January 26, 2010, commencement of operations, to October 31, 2010.

^	Annualized

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB MUNICIPAL INCOME FUND •	163

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Municipal Income Fund, Inc. (the “Fund”), formerly AllianceBernstein Municipal Income Fund, Inc., comprising, respectively, the AB National Portfolio, AB High Income Municipal Portfolio, AB California Portfolio and AB New York Portfolio, as of May 31, 2015, and the related statements of operations for the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014, the statements of changes in net assets for the period November 1, 2014 to May 31, 2015 and each of the two years in the period ended October 31, 2014, the financial highlights for the period November 1, 2014 to May 31, 2015 and each of the five years in the period ended October 31, 2014 (the four years in the period ended October 31, 2014 and the period of January 26, 2010 (commencement of operations) through October 31, 2010 for AB High Income Municipal Portfolio) and the statements of cash flows of the AB High Income Municipal Portfolio for the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AB Municipal Income Fund, Inc. at May 31, 2015, the results of their operations for the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014, the changes in their net assets for the period November 1, 2014 to May 31, 2015 and each of the two

164	• AB MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

years in the period ended October 31, 2014, the financial highlights for the period November 1, 2014 to May 31, 2015 and each of the five years in the period ended October 31, 2014 (the four years in the period ended October 31, 2014 and the period January 26, 2010 (commencement of operations) through October 31, 2010 for AB High Income Municipal Portfolio), and the cash flows of the AB High Income Municipal Portfolio for the period November 1, 2014 to May 31, 2015 and the year ended October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 15, 2015

AB MUNICIPAL INCOME FUND •	165

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

166	• AB MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	120	None

AB MUNICIPAL INCOME FUND •	167

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	120	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 73 (2004)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	120	None

168	• AB MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	120	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr., ## 82 (2004)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	120	None

AB MUNICIPAL INCOME FUND •	169

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	120	None

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins University, School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	120	None

170	• AB MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	120	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	120	None

AB MUNICIPAL INCOME FUND •	171

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

172	• AB MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. “Guy” Davidson III 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Michael G. Brooks 67	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Fred S. Cohen 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Wayne D. Godlin 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Terrance T. Hults 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

AB MUNICIPAL INCOME FUND •	173

Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

174	• AB MUNICIPAL INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the following portfolios (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 3-6, 2014:

•	AB California Portfolio

•	AB National Portfolio

•	AB New York Portfolio

•	AB High Income Municipal Portfolio

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as

AB MUNICIPAL INCOME FUND •	175

provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Portfolio. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from such Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

176	• AB MUNICIPAL INCOME FUND

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception.

AB California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1-, 3- and 5-year periods and lagged it in the 10-year period and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AB National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio was essentially even with the Index in the 3-year period, outperformed it in the 5-year period and lagged it in the 1- and 10-year periods

AB MUNICIPAL INCOME FUND •	177

and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the directors concluded that the Portfolio’s performance was acceptable.

AB New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

AB High Income Municipal Portfolio

The directors noted that the Portfolio (January 2010 inception) was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid or payable by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of a Portfolio. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which invest in fixed income municipal securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

178	• AB MUNICIPAL INCOME FUND

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The expense ratios of the AB High Income Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

AB California Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

AB National Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

AB New York Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was acceptable.

AB MUNICIPAL INCOME FUND •	179

AB High Income Municipal Portfolio

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee of 50 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was less than 1 basis point in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was about the same as the Expense Group median. The directors noted that the Portfolio’s total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolios’ shareholders would benefit from a sharing of economies of scale in the event a Portfolio’s net assets exceed a breakpoint in the future.

180	• AB MUNICIPAL INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

1	The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

AB MUNICIPAL INCOME FUND •	181

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	California Portfolio National Portfolio New York Portfolio

High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	High Income Municipal Portfolio

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

182	• AB MUNICIPAL INCOME FUND

The Portfolios’ net assets on September 30, 2014 are set forth below:

Portfolio	September 30, 2014 Net Assets ($MM)
California Portfolio	$569.0
National Portfolio	$953.2
New York Portfolio	$528.6
High Income Municipal Portfolio	$1,788.8

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$44,079	0.007%
National Portfolio	$45,388	0.004%
New York Portfolio	$45,366	0.007%
High Income Municipal Portfolio	$43,443	0.003%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to each Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolios for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
California Portfolio[8]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.55 0.85 1.56 1.55	% % % %	Oct. 31 (ratios as of Apr. 30, 2014)

National Portfolio[9]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.56 0.86 1.57 1.56	% % % %	Oct. 31 (ratios as of Apr. 30, 2014)

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

9	The Fund’s expense ratios exclude interest expense of less than 0.01% for Advisor Class, Class A and Class B shares, and 0.01% for Class C shares.

AB MUNICIPAL INCOME FUND •	183

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
New York Portfolio[10]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.57 0.87 1.58 1.57	% % % %	Oct. 31 (ratios as of Apr. 30, 2014)

High Income Municipal Portfolio[11]	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.58 0.89 1.59	% % %	October 31 (ratios as of Apr. 30, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

10	The Fund’s expense ratios exclude interest expense of less than 0.01% for all share classes.

11	The Fund’s expense ratios exclude interest expense of 0.10% for Advisor Class and 0.09% for Class A and Class C shares.

184	• AB MUNICIPAL INCOME FUND

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.12 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2014 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.439%	0.450%

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB MUNICIPAL INCOME FUND •	185

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
National Portfolio	Diversified Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)14 and contractual management fee ranking.15

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

186	• AB MUNICIPAL INCOME FUND

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[16]	Lipper Exp. Group Median(%)	Rank
California Portfolio	0.450	0.497	2/13
National Portfolio	0.450	0.488	5/19
New York Portfolio[17]	0.450	0.500	2/10
High Income Municipal Portfolio	0.500	0.500	6/11

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18 Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.787	0.795	6/13	0.787	16/31
National Portfolio	0.787	0.804	9/20	0.794	29/58
New York Portfolio	0.786	0.786	6/11	0.785	14/26
High Income Municipal Portfolio	0.800	0.864	2/12	0.866	8/31

Based on this analysis, except for High Income Municipal Portfolio which has a more favorable ranking on a total expense ratio basis than a contractual management fee basis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. Except for

16	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

17	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

AB MUNICIPAL INCOME FUND •	187

New York Portfolio, which has an expense ratio equal to its EG median, the Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

188	• AB MUNICIPAL INCOME FUND

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$310
National Portfolio	$3,215
New York Portfolio	$16
High Income Municipal Portfolio	$7,263

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$2,556,261	$10,518
National Portfolio	$3,938,924	$139,807
New York Portfolio	$2,745,365	$94,319
High Income Municipal Portfolio	$4,317,071	$241,128

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$84,961
National Portfolio	$200,221
New York Portfolio	$102,330
High Income Municipal Portfolio	$121,081

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value

AB MUNICIPAL INCOME FUND •	189

and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

190	• AB MUNICIPAL INCOME FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2014.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	7.50	9.37	9.41	13/13	33/34
3 year	5.44	6.70	6.65	13/13	31/31
5 year	6.02	6.85	6.79	12/13	28/31
10 year	4.74	4.78	4.74	7/11	14/27

National Portfolio
1 year	6.85	7.59	7.72	17/20	47/62
3 year	5.08	5.42	5.49	15/20	40/61
5 year	5.95	5.97	5.79	11/20	27/57
10 year	4.60	4.46	4.42	6/20	16/49

New York Portfolio
1 year	5.29	6.58	7.01	10/11	25/27
3 year	3.69	4.55	4.56	11/11	25/25
5 year	4.60	5.18	5.15	11/11	23/24
10 year	4.23	4.21	4.21	4/10	11/23

High Income Municipal Portfolio
1 year	11.16	8.40	9.56	2/12	6/36
3 year	8.10	6.56	6.85	3/12	5/31

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB MUNICIPAL INCOME FUND •	191

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending July 31, 2014 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	7.50	5.44	6.02	4.74	6.08	4.91	0.63	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	6.22	4.37	0.72	10
Inception Date: December 29, 1986

National Portfolio	6.85	5.08	5.95	4.6	5.92	4.69	0.63	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	6.22	4.37	0.72	10
Inception Date: December 29, 1986

New York Portfolio	5.29	3.69	4.60	4.23	5.61	4.19	0.61	10
Barclays Capital Municipal Bond Index	7.27	5.06	5.50	4.85	6.22	4.37	0.72	10
Inception Date: December 29, 1986

High Income Municipal Portfolio	11.16	8.10	N/A	N/A	7.59	6.88	1.14	3
Barclays Capital Municipal Bond Index	7.27	5.06	N/A	N/A	4.99	3.85	1.26	3
Inception Date: January 26, 2010

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2014.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

192	• AB MUNICIPAL INCOME FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

AB MUNICIPAL INCOME FUND •	193

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

194	• AB MUNICIPAL INCOME FUND

AB Family of Funds

NOTES

AB MUNICIPAL INCOME FUND •	195

NOTES

196	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	197

NOTES

198	• AB MUNICIPAL INCOME FUND

NOTES

AB MUNICIPAL INCOME FUND •	199

NOTES

200	• AB MUNICIPAL INCOME FUND

AB MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-0515

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related
	Audit Fees		Fees	Tax Fees
-AB California Portfolio	2014	$41,361	$—	$13,092

	2015	$34,091	$—	$17,655

-AB National Portfolio	2014	$42,888	$—	$13,092

	2015	$35,350	$—	$17,655

-AB New York Portfolio	2014	$42,888	$—	$13,092

	2015	$35,350	$—	$17,655

-AB High Income Municipal Portfolio	2014	$51,511	$—	$13,092

	2015	$42,458	$—	$17,655

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AB California Portfolio	2014	$423,747	$13,092
			$—
			$(13,092)
	2015	$183,255	$17,655
			$—
			$(17,655)
-AB National Portfolio	2014	$423,747	$13,092
			$—
			$(13,092)
	2015	$183,255	$17,655
			$—
			$(17,655)
-AB New York Portfolio	2014	$423,747	$13,092
			$—
			$(13,092)
	2015	$183,255	$17,655
			$—
			$(17,655)
-AB High Income Municipal Portfolio	2014	$423,747	$13,092
			$—
			$(13,092)
	2015	$183,255	$17,655
			$—
			$(17,655)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 20, 2015